UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2009

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
International Real Estate Securities
Real Estate Securities

Goldman Sachs Select Satellite Funds

■	GOLDMAN SACHS ABSOLUTE RETURN TRACKER

■	GOLDMAN SACHS COMMODITY STRATEGY

■	GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES

■	GOLDMAN SACHS REAL ESTATE SECURITIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Portfolio Management Discussions and Performance Summaries	3
Schedules of Investments	31
Financial Statements	40
Notes to Financial Statements	46
Financial Highlights	68
Report of Independent Registered Public Accounting Firm	76
Other Information	77

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Absolute Return Tracker Fund seeks to achieve investment results that approximate the performance of the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”). The GS-ART Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). The Fund intends to invest in financial instruments that may provide short or long exposure to the various indices that comprise the GS-ART Index. The Fund’s performance may not match, and may vary substantially from, that of the GS-ART Index. The Fund may make investments in swaps, futures and forward contracts, structured notes and other derivative instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. The Fund is subject to the risks associated with short selling of securities. Short selling involves leverage of the Fund’s assets and presents various other risks. Because the Fund must first borrow a security to establish a short position, there is the risk that a security will not be available at a particular time or an acceptable price and therefore the Fund may not be able to implement its investment strategy. In addition, the Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. Note that short selling involves sophisticated investment techniques that have the potential to add additional risk to a portfolio. The Fund is not appropriate for all investors.

The Goldman Sachs Commodity Strategy Fund invests primarily in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured roles), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund may also gain exposure to the performance of the commodity markets through investments in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that the transactions may not be liquid. The Fund may also invest in foreign securities, which may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may also invest in non-investment grade fixed income securities, which are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund’s investments, especially in real estate industry companies that hold mortgages, may be subject to interest rate risks. Foreign and emerging markets securities may be more volatile than U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. The Fund may be especially subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Because the Fund invests primarily in issuers related to the real estate industry, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price, and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund’s investments, especially in real estate industry companies that hold mortgages, may be subject to interest rate risks. Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. The Fund may be especially subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Because the Fund invests primarily in issuers related to the real estate industry, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund seeks to achieve investment results that approximate the returns of the GS-ART Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs Absolute Return Tracker Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 5.75%, 5.01%, 6.28%, 6.15% and 5.46%, respectively. These returns compare to the 7.82% and 16.26% average annual total return of the Fund’s benchmarks, the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”) and the Credit Suisse/Tremont AllHedge Index, respectively, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to attain its objective by investing in financial instruments that may provide short or long exposure to the various indices that comprise the GS-ART Index, each such index being a “Component Market Factor.” During the Reporting Period, the Fund’s Component Market Factors were investable indices reflecting the following categories — Equities, Fixed Income, Credit and Commodities.

As a passive index strategy fund, active management decisions regarding asset class allocation or security selection do not apply nor are investment decisions regarding Component Market Factors made based on any economic or financial market outlooks. Positioning in each of the above categories, except Credit, contributed Positively to the Fund’s absolute returns during the annual period. Further, the Fund’s results from both a risk and return perspective were within expectations, especially in light of both the bear and bull markets experienced during 2009.

Q	Were there any changes made to the GS-ART Index during the Reporting Period?

A	The GS-ART Index seeks to replicate the investment returns of hedge fund betas, i.e. that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill. Every year, at the end of October, the GS-ART Index may add or delete some of its exposures. In October 2009, there were two changes made. In the Equities category, a long exposure to the S&P 500® Index was added. Before October 2009, the Equities category was comprised of long exposure to the Japanese TOPIX, the U.K. FTSE, the European EuroSTOXX and the MSCI Emerging Equity indices and short exposure to the Russell 2000® Index. Also, in the Credit category, a short position to the credit default swap index known as the CDX was removed. Positions in the GS-ART Index are determined through a type of quantitative analysis called regression, which examines the returns of several thousand hedge funds and then estimates which positions in broad market indices will make the resulting portfolio behave most like that large group of hedge funds. This regression analysis operates in accordance with a set of pre-determined rules, which determine the composition of the GS-ART Index and the weight to be given to each Component Market Factor. The Fund does not invest in hedge funds.

Q	How was the Fund positioned within the Equities category during the Reporting Period?

A	Pain in the U.S. equity market spilled over from 2008 into the first months of 2009 before equities recovered strongly. After reaching new lows in early March 2009, the U.S. equity markets subsequently rallied sharply, closing the year up 26.46%, as measured by the S&P 500® Index. During the same twelve months, international developed equities had declined more drastically on the way down, but also rebounded more dramatically, returning 31.78%, as measured by the MSCI EAFE® Index. Emerging market equities soared most, as investor risk appetite returned, ending the year up 78.51%, as measured by the MSCI Emerging Markets Index. The Fund’s net long equity exposure contributed positively to the Fund’s performance during the Reporting Period. Indeed, the Equities category contributed the most to the Fund’s total return of all the

PORTFOLIO RESULTS

Component Market Factors during the annual period. The Fund had this net long exposure to equities since its inception in May 2008 and increased its exposure at the end of October 2009 when the annual changes made to the GS-ART Index resulted in the addition of a discrete allocation to the S&P 500® Index in both the GS-ART Index and the Fund.

Q	What developments within the Fixed Income category helped the Fund’s absolute return most?

A	Short-term interest rates remained anchored throughout the annual period by a federal funds rate targeted near zero. However, long-term interest rates rose during the year, as economic stimulus caused the issuance of large amounts of U.S. Treasury debt, and investors were both concerned over inflationary pressures and attracted to higher yields in riskier areas of the fixed income markets. As a result, the yield curve, or spectrum of maturities, steepened, meaning yields on U.S. Treasury securities rose more at the long-term end of the yield curve than at the short-term end of the yield curve. For the annual period as a whole, U.S. Treasuries underperformed non-Treasury fixed income sectors. The Fund’s performance benefited from these developments, as it had a net short exposure to fixed income, particularly the 10-year U.S. Treasury note, during the Reporting Period. This net short exposure to fixed income was a position the Fund had held since its inception.

Q	How did corporate default levels impact the Fund’s positioning in the Credit category?

A	During the annual period, the Fund’s position in the Credit category was linked to a broad index of credit default swaps. Credit default swaps are agreements allowing the transfer of a debt issuer’s credit, or default, risk from one market participant to another. The buyer of the swap might, for example, be a bondholder of a debt issuer, facing the risk that the issuer defaults on the bond payment. The seller, or counterparty, of the credit default swap agrees to insure a certain dollar value of this risk in exchange for regular periodic payments — essentially an insurance premium. In exchange for the periodic payments received from the buyer, if the issuer defaults, the seller is obligated to pay the buyer the agreed-upon dollar value.

The impact of credit exposure on the Fund can be characterized by a “tale of two markets” in 2009. During the first half of the year, corporate defaults surged, continuing the trend of steadily increasing defaults seen during 2008. The Fund benefited, as it had net short credit exposure. In other words, the Fund’s exposure behaved as though the Fund had bought protection from default. However, during the second half of 2009, as the economy appeared to emerge from recession, fewer companies than expected defaulted on their debt and the outlook for corporate default levels improved. As a result, the Fund’s gains in the Credit category during the first half of the year were erased and even modestly reversed. For the year as a whole, then, the Credit category detracted slightly from the Fund’s performance. Notably, the detracting impact of the Credit category was mitigated somewhat by the fact that the annual changes made to the GS-ART Index at the end of October 2009 resulted in the elimination of credit exposure from the GS-ART Index and thus from the Fund. The Fund, then, was not exposed to a short position in credit during the year’s greatest decline in corporate default levels, which occurred in December 2009.

The index of pure default risk to which the Fund was linked performed differently from another measure of credit risk — the high yield bond market, which actually had its best year on record in 2009, as investors, enticed by attractive coupons, returned to riskier investments.

Q	Was the Fund positioned net long or short in the Commodities category during the Reporting Period?

A	The Fund held net long positions in broad commodities and, separately, in precious metals during the Reporting Period. The Commodities category, as measured by the S&P GSCItm Index, rallied, as investors expected global economic recovery in general and emerging market economic growth in particular to spur demand. For the annual period, the industrial metals portion of the S&P GSCItm Index was the best performer, up over 82% in 2009. But the S&P GSCItm Index is most heavily weighted in energy, which was up 11.2% for the year and which thus set the pace for the broad Index’s 13.5% annual return. Precious metals, as measured by the S&P GSCItm Precious Metals Index, were up 25.1%, as the spot price of gold in particular set record highs several times throughout the

PORTFOLIO RESULTS

year. As a result of such strong returns, the Fund’s net long positions in both precious metals and broad commodities contributed positively to the Fund’s performance during the Reporting Period.

Q	Did Volatility impact the Fund’s returns during the Reporting Period?

A	Elevated for the first half of the year, the Volatility Index (“VIX”) trended down to pre-financial market crisis levels by the end of 2009. Although Volatility is a component of the GS-ART Index’s market factor universe, it has so far not been a statistically significant factor in explaining hedge fund performance. As a result, it was not part of the GS-ART Index or the Fund during the Reporting Period.

Q	Was the Fund invested in any other asset classes during the Reporting Period?

A	The Fund had exposure to cash and foreign currencies during the Reporting Period, which contributed modestly but positively to its twelve-month performance.

FUND BASICS

Absolute Return Tracker Fund
as of December 31, 2009

PERFORMANCE REVIEW

January 1, 2009 -	Fund Total Return	Goldman Sachs Absolute	Credit Suisse/Tremont
December 31, 2009	(based on NAV)[1]	Return Tracker Index[2]	All Hedge Index[3]

Class A	5.75%	7.82%	16.26%
Class C	5.01	7.82	16.26
Institutional	6.28	7.82	16.26
Class IR	6.15	7.82	16.26
Class R	5.46	7.82	16.26

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Goldman Sachs Absolute Return Tracker Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill).
[3]	The Credit Suisse/Tremont AllHedge Index (the “AllHedge Index”) is a diversified investable index derived from the Credit Suisse/Tremont Hedge Fund Index (“Broad Index”). The AllHedge Index includes the ten Sector Invest Indices, which are weighted according to the Broad Index weights after each rebalance. The AllHedge Index seeks to represent the investable hedge fund universe and encompasses 92 funds (as of November 2009).

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 12/31/09	One Year	Since Inception	Inception Date

Class A	-0.07%	-9.20%	5/30/08
Class C	4.01	-6.61	5/30/08
Institutional	6.28	-5.49	5/30/08
Class IR	6.15	-5.64	5/30/08
Class R	5.46	-6.16	5/30/08

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	3.58%
Class C	2.35	4.33
Institutional	1.20	3.18
Class IR	1.35	3.33
Class R	1.85	3.83

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary
December 31, 2009

The following graph shows the value as of December 31, 2009, of a $10,000 investment made on May 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Goldman Sachs Absolute Return Tracker Index and the Credit Suisse/Tremont AllHedge Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Absolute Return Tracker Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 30, 2008 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Class A (Commenced May 30, 2008)
Excluding sales charges	5.75%	–5.93%
Including sales charges	–0.07%	–9.20%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	5.01%	–6.61%
Including contingent deferred sales charges	4.01%	–6.61%

Institutional (Commenced May 30, 2008)	6.28%	–5.49%

Class IR (Commenced May 30, 2008)	6.15%	–5.64%

Class R (Commenced May 30, 2008)	5.46%	–6.16%

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs
Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (GSAM), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund may also gain exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

Enhanced cash strategies capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

■ A Commodity Fund that:

■ Provides exposure to the commodity markets without direct investment in physical commodities

■ Utilizes levered structured notes to seek total return while simultaneously implementing an enhanced cash strategy for additional return potential

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Commodity Strategy Team discusses the Fund’s performance and positioning for the twelve-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs Commodity Strategy Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 17.12%, 16.15%, 16.84%, 17.76% and 17.07%, respectively. These returns compare to the 13.48% average annual total return of the Fund’s benchmark, the S&P GSCItm Commodity Index (with dividends reinvested) (the “GSCI”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	The global economic recovery in 2009, led by China and emerging markets, benefited the commodities markets most during the Reporting Period. The strong rally in the commodities markets, as measured by the GSCI, coincided with a 4.2% decline in the U.S. Dollar Index and a 26.5% increase in the S&P 500® Index, a common measure for the broad U.S. equity market.

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The industrial metals component of the GSCItm was the strongest subsector during the year, posting a gain of 82.42%. Industrial metals rallied from their late 2008 lows, benefiting directly from stronger economic data globally and inventory building in China. Prices for copper, the largest industrial metals component in the GSCI, surged 135.76% during 2009. Lead also performed well during the annual period, with a price gain of 130.59%. Aluminum prices lagged, advancing a comparatively more modest 33.70% during the Reporting Period.

Precious metals, as measured by the S&P GSCI Precious Metals Index, ended the year as the second-best performing subsector in 2009 with a gain of 25.07%. Gold rallied 22.86% during the Reporting Period, ending the year at $1,092 per ounce. The ongoing shift of central banks and governments from being net sellers of gold to net buyers in the context of declining real interest rates continued to lend support to gold prices. Silver prices soared even more than gold, gaining more than 48% to end the Reporting Period at $16.85 per troy ounce.

Q	How did the energy subsector perform during the Reporting Period?

A	The energy subsector, as measured by the S&P GSCItm Energy Index, gained 11.22% during the Reporting Period. Crude oil prices rallied, ending December 2009 at just under $78 per barrel, an increase from approximately $45 per barrel at the end of 2008. The primary catalyst for the rally in crude oil prices was signs of improvement in oil fundamentals in the context of generally constructive economic data, which boosted investor sentiment. Inventories remained high, but declined toward the end of the Reporting Period.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The livestock subsector was the worst performing subsector in 2009, with the S&P GSCItm Livestock Index down 14.08% during the Reporting Period. It was the only commodity subsector to post a loss, as negative impacts from the H1N1, or swine flu, outbreak pushed lean hog prices lower.

The agriculture subsector was also weak, dragged down primarily by the 26.02% decline in wheat prices during the Reporting Period. Grain prices were impacted most by poor harvest conditions. Corn prices were down 10.14%. Soybean prices were stronger with a twelve-month advance of 22.92%. Sugar led the way within this subsector, with a gain of 86.26% for the year. All told, the S&P GSCItm Agriculture Index rose just 3.81% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generated a positive absolute return and outperformed its benchmark index.

PORTFOLIO RESULTS

This outperformance was due primarily to the effective implementation of our enhanced roll-timing strategies and our enhanced cash management strategy.

Q	How did the Fund’s enhanced roll-timing strategies add value to the Fund’s returns?

A	Our enhanced roll-timing strategies added value to the Fund via exposure to commodity index-linked structured notes and swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain investment exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the GSCItm roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9 of each month. During the year, we employed a roll-timing strategy that rolled commodity exposures underlying the GSCItm a couple of months out on the futures curve instead of rolling at the very front of the futures curve. This enhanced roll-timing strategy enabled us to generate excess returns for the Fund over the GSCItm during the Reporting Period.

Q	In what way did the Fund’s enhanced cash management strategy prove effective?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio may be allocated to collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities, corporate bonds and other fixed income instruments. During 2009, exposure to short-dated agency debentures, agency mortgages and corporate bonds contributed to the Fund’s outperformance of the GSCI.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund continued to hold exposure to the commodities markets in the form of structured notes and swaps linked to the GSCI. As of June 2009, the Fund was able to invest up to 25% of its total assets in the Subsidiary.

For the cash management portion of the Fund’s investment mandate, the Fund increased its weighting in U.S. Treasury securities and government-sponsored debt during the Reporting Period. As credit markets rallied during the Reporting Period, we decided to take advantage of better liquidity conditions and generally improving credit valuations by reducing the Fund’s exposure to credit-sensitive fixed income sectors, such as corporate bonds, non-agency residential mortgage-backed securities and commercial mortgage-backed securities.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s overall commodity positioning was generally in line with the weightings of the GSCItm. The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	What is the Fund’s tactical view and strategy going forward?

A	We are quite constructive in our view for commodities overall going forward, as we believe geopolitical, demographic, economic and other trends should support higher prices across much of the commodities complex. For example, we believe that over the long term, there will be increasing demand from emerging economies for commodities, such as oil, agriculture and metals for industrial use. We expect demand for crude oil to steadily increase over the course of 2010, reducing the inventory overhang and eating into the spare capacity of OPEC, which is an acronym for Organization of Petroleum Exporting Countries, and consists of 11 countries. We believe that precious metals prices should continue to be inversely related to the U.S. dollar, given gold’s historical ability to hedge inflation and its similar characteristics to that of a currency, including its being a store of value and a medium of exchange. While we maintain a positive long-term view for precious metals, we think strong economic activity in 2010 may ultimately lead to a change in Federal Reserve Board policy, which may, in turn, make 2010 a tough year for this particular commodities subsector.

FUND BASICS

Commodity Strategy Fund
as of December 31, 2009

PERFORMANCE REVIEW

January 1, 2009–	Fund Total Return	S&P GSCI
December 31, 2009	(based on NAV)[1]	Commodity Index[2]

Class A	17.12%	13.48%
Class C	16.15	13.48
Institutional	16.84	13.48
Class IR	17.76	13.48
Class R	17.07	13.48

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Since Inception	Inception Date

Class A	11.94%	-11.91%	3/30/07
Class C	15.13	-11.14	3/30/07
Institutional	16.84	-10.17	3/30/07
Class IR	17.76	-19.71	11/30/07
Class R	17.07	-20.14	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.93%	1.13%
Class C	1.68	1.88
Institutional	0.59	0.79
Class IR	0.68	0.88
Class R	1.18	1.38

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The management Fund’s waiver may not be discounted by GSAM as it may contrast with the subsidiary that is in place. However, the expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION5

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Decrease in Commodity-Linked Structured Notes is due to an increase in commodity exposure through the purchase of total return swaps on a commodity index which are not depicted in the above graph.
[6]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.
[7]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary
December 31, 2009

The following graph shows the value as of December 31, 2009, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCItm Commodity Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Commodity Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Class A (Commenced March 30, 2007)
Excluding sales charges	17.12%	–10.44%
Including sales charges	11.94%	–11.91%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	16.15%	–11.14%
Including contingent deferred sales charges	15.13%	–11.14%

Institutional Shares (Commenced March 30, 2007)	16.84%	–10.17%

Class IR (Commenced November 30, 2007)	17.76%	–19.71%

Class R (Commenced November 30, 2007)	17.07%	–20.14%

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs
Real Estate Securities Investment Process?

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including REITs, on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.
We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.
We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.
We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:
Portfolio decisions are made by the entire team.

Continuous Scrutiny:
Market, industry and company developments are reviewed daily.

Fundamental Analysis:
Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■ is a high quality portfolio that is strategically positioned for long-term growth potential
■ is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

Goldman Sachs International Real Estate

Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs International Real Estate Securities Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 33.46%, 32.47%, 33.46% and 33.74%, respectively. These returns compare to the 44.56% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (with dividends reinvested) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, outpaced the broad international equity market, as measured by the MSCI EAFE® Index (net) by nearly 14%. Such strong relative performance, however, masks what was truly two distinct periods during the Reporting Period for the international real estate securities market.

During the first quarter of 2009, a multitude of headwinds weighed on the sector, such that the Real Estate Index modestly underperformed the broad international equity market, as measured by the MSCI EAFE Index (net). The deteriorating global economic environment and rising unemployment led to downward pressure on occupancies, rents and property values. Further, despite efforts by governments around the world to boost lending, the credit markets in most countries remained dislocated with access to capital not only limited, but costly. This resulted in investors placing even greater scrutiny on balance sheet risk and penalized companies with high leverage levels and near-term refinancing risks. In response to the challenging environment, companies reacted by pulling back on development pipelines, selling assets and/or reducing their dividends. Some companies not only cut their dividends but were also paying out a portion in equity rather than cash, especially in the U.S.

After a challenging start to the year, international real estate securities posted a remarkable comeback over the remainder of the year, outperforming the MSCI EAFE Index (net) for the nine months ended December 31, 2009. The main drivers of REITs’ strong performance during these months included an improved macroeconomic environment. More specifically, fears of a systemic collapse in the banking sector calmed; deterioration in most major economies slowed; and the capital markets improved considerably. Globally, REITs raised approximately $50 billion of equity and $30 billion of debt. Additionally, investors expected that real estate fundamentals may be nearing a cyclical bottom sooner than initially anticipated.

For the annual period as a whole, Hong Kong was the best performing real estate market followed by Singapore, China and Canada. The Continental European real estate market performed generally in line with the Real Estate Index during the Reporting Period. The New Zealand, Australia and U.K. real estate markets only moderately underperformed the Real Estate Index during the Reporting Period. Japan was the worst performing real estate market, generating only modest single-digit returns for the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	With robust double-digit gains, the Fund’s absolute returns were strong. However, the primary factor driving the Fund’s underperformance of the Real Estate Index was its defensive, quality-oriented positioning during what proved to be a low-quality rally in the international real estate securities market. Beginning in the second quarter and

PORTFOLIO RESULTS

continuing through most of the remainder of the year, we added more “offense” to the Fund at the margin but still maintained the Fund’s quality orientation. We focused particularly on those companies that recapitalized their balance sheets and possess quality attributes from a business model, asset exposure and management team perspective. Additionally, we increased exposure to companies we anticipate will benefit from an improving global economy. Still, as a result of the Fund’s bias toward quality, security selection overall detracted from Fund performance during the Reporting Period, as companies with defensive attributes lagged lower quality companies. Regional allocation overall also detracted from the Fund’s results, but to a somewhat more modest degree.

Q	Which regions most significantly affected Fund performance?

A	Security selection in the Asia ex-Pacific region, which includes Hong Kong, Singapore and Japan, detracted most from the Fund’s results relative to the Real Estate Index. Having an underweighted exposure to China also hurt materially, as China was the third best performing market in the Real Estate Index during the annual period, buoyed by government measures to stimulate the property market. To a more modest degree, security selection within Australia and having a position in cash as the Real Estate Index rallied detracted as well. On the positive side, effective security selection within both Continental Europe and the U.K. added value to the Fund’s results. Also benefiting the Fund’s results was its allocation to Hong Kong, the best performing market in the Real Estate Index during the annual period.

Q	What were some of the Fund’s best-performing individual holdings?

A	The Fund benefited most relative to the Real Estate Index from overweighted positions in U.K. West End office REIT Derwent London, Australian office REIT Macquarie Office Trust, Austrian residential property company Conwert Immobilien Invest, and several Hong Kong diversified real estate companies, including Hysan Development, Wharf Holdings, and Sun Hung Kai Properties.

Derwent London performed well, with the stock outperforming its global peers by a significant margin, despite pressures on the U.K. property market due to an influx of equity offerings. Macquarie Office Trust was an outstanding performer during the annual period due primarily to solid real estate fundamentals in Australia broadly from a supply/demand perspective as well as the company’s own ability to successfully bring down its leverage level. We sold the Fund’s position in Conwert Immobilien toward the end of the first quarter, taking profits after it hit our price target following a 40% rally during the first months of 2009. The Hong Kong market significantly outperformed the Real Estate Index during the Reporting Period due to relative balance sheet strength with average leverage levels of just 10% to 20%, far lower than the global average. Also, Hong Kong was a key beneficiary of the Chinese government’s stimulus programs and liquidity measures. During the third quarter, we trimmed the Fund’s position in Sun Hung Kai Properties in order to reallocate to what we considered more attractive opportunities with better upside in a recovery economy. In the last months of the year, we eliminated the Fund’s position in Hysan Development due primarily to its exposure to Hong Kong’s Causeway Bay office market. We believe the Causeway Bay area will be more susceptible to deteriorating fundamentals than its Central area peers and that it will likely be a challenge to backfill its vacant space.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were overweighted positions in Australian office REIT ING Office Fund, Japanese office property company Mitsui Fudosan and Swedish diversified company Hufvudstaden, which significantly underperformed the Real Estate Index, and underweighted positions in Hong Kong retail real estate company Link Real Estate Investment Trust and Chinese residential property company China Overseas Land & Investment, which each significantly outperformed the Real Estate Index.

Although ING Office Fund completed an equity offering during the second quarter that dispelled concerns and

PORTFOLIO RESULTS

drove a strong rally in its stock, this was not enough to offset its underperformance during the first quarter caused by balance sheet concerns, including its high leverage level and near-term refinancing risks. During the second half of the year, we reduced the Fund’s position in Mitsui Fudosan in order to reallocate to what we considered more attractive opportunities with better upside in a recovering economy. Hufvudstaden struggled not due to any company-specific factor but because it is considered a high quality, defensive company, which lagged lower quality, less defensive companies during the market rally. Link Real Estate Investment Trust and China Overseas Land & Investment each rallied with the international real estate securities market overall, and so the Fund’s underweighted positions hurt performance. However, during the second half of the year, we trimmed the Fund’s position in China Overseas Land & Investment because we believe its strategy is less discriminate than its competitors. Its actions during these months proved this, in our view, as the developer was bidding for land at record high prices.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the Fund purchases made during the first half of the Reporting Period was CapitaLand, a pan-Asian developer with a strong balance sheet that should, in our view, be able to allocate resources to the best opportunities and generate an attractive potential return. We also established a Fund position in Shimao Property Holdings. This Chinese diversified property developer achieved good sales volume in 2009, and with a solid pipeline of projects coming up, the company should be able, we believe, to take advantage of ongoing recovery in the market. We added Vastned Offices/Industrial to the Fund’s portfolio. This Netherlands-based company owns and manages office and industrial assets. We liked this stock because we believe its balance sheet is comparatively safe after renegotiating its debt covenants and because its stock was trading at extremely attractive valuations compared to its European peers. During the second half of the year, we initiated a Fund position in Kerry Properties, a Hong Kong-listed luxury residential developer with significant exposure to China. We believe demand from both local and mainland investors will increase and that local interest rates will decline and commercial banks will extend favorable mortgage terms. Additionally, the company was trading at a discount relative to other Chinese developers. We also established a Fund position in Liberty International, a U.K. retail REIT. We had steered away from this REIT for most of the year due to valuations and the dim prospects for the U.K. retail market. However, following Liberty International’s underperformance relative to the sector, we initiated a position on weakness given improved market conditions, including benefits from further yield compression in the U.K. and a better-than-expected retail sales environment during the fourth quarter.

In addition to those sales already mentioned, we eliminated the Fund’s position in Citycon, a Finnish retail property company, due to balance sheet concerns and what we believed to be better-positioned alternatives with higher growth opportunities and lower leverage levels. We also eliminated the Fund’s position in French retail company Klepierre, taking profits, as it reached the price target we had set for it after significant outperformance during the year.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	As mentioned earlier, we modestly shifted the Fund’s defensive positioning toward somewhat more aggressive yet still higher quality companies as the year progressed. In part as a result of this shift in stance and in part due to our analysis of the real estate markets in various regions and appreciation or depreciation of real estate securities within those individual markets, the Fund’s exposure to Japan, Australia, China and Brazil relative to the Real Estate Index increased and its allocations compared to the benchmark index in Hong Kong, Singapore and Continental Europe decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of December 2009?

A	From a regional perspective, the Fund was modestly overweighted relative to the Real Estate Index in Brazil and Japan at the end of the Reporting Period. The Fund was

PORTFOLIO RESULTS

materially underweighted compared to the benchmark index in Asia (ex-Japan) and Continental Europe and more modestly underweighted in China. The Fund was neutrally weighted compared to the Real Estate Index in Canada and the U.K. at the end of December 2009.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Although there is some evidence that real estate fundamentals are stabilizing in the larger cities globally, we believe headwinds for the asset class will persist over the near term. From a demand perspective, the real estate sector is dependent upon Gross Domestic Product (GDP) growth, which though it has moved into positive territory in most developed economies, has yet to prove sustainable. Additionally, there remains a level of distressed selling, which adds further downward pressure on property values. Nevertheless, we believe there are several key factors that make a long-term strategic allocation to international real estate prudent today, in our view. First, new construction levels remain muted in most major real estate markets and are likely to stay at low levels as construction financing was still extremely difficult to obtain at the end of December 2009. Such limited new supply should position existing properties well when a recovery in demand becomes apparent. Second, although REITs have priced an improvement in the economy and credit availability into valuations, they continue to offer attractive relative attributes versus fixed income, equities and private real estate, including current yield and a long-term potential inflation hedge.

Following the year’s equity recapitalizations, we believe most REITs are particularly attractive relative to the private real estate market. REITs are often able to take advantage of distressed opportunities and gain significant market share. Compared to the private real estate market, most REITs have strong balance sheets. REITs usually have greater access to capital at far more attractive rates. REITs usually own higher quality assets, implying that they could outperform the broad private real estate market in an economic downturn. REITs have a superior capital allocation track record, and REITs offer the benefit of daily liquidity. As fundamental investors, we believe these combined factors represent a fertile environment in which to generate potential excess returns relative to the Real Estate Index as we look ahead.

FUND BASICS

International Real Estate Securities Fund
as of December 31, 2009

PERFORMANCE REVIEW

January 1, 2009–	Fund Total Return	FTSE EPRA/NAREIT Developed
December 31, 2009	(based on NAV)[1]	ex US Real Estate Index (Gross)[2]

Class A	33.46%	44.56%
Class C	32.47	44.56
Institutional	33.46	44.56
Class IR	33.74	44.56

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The FTSE EPRA/NAREIT Developed ex US Real Estate Index is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex us) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Since Inception	Inception Date

Class A	26.10%	-9.42%	7/31/06
Class C	31.34	-8.55	7/31/06
Institutional	33.46	-7.90	7/31/06
Class IR	33.74	-21.45	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.53%	1.60%
Class C	2.28	2.35
Institutional	1.13	1.20
Class IR	1.28	1.35

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/095

	% of	Line of Real
Holding	Net Assets	Estate Business	Country

Westfield Group	7.5%	Retail	Australia
Unibail-Rodamco SE	7.3	Diversified	France
Sun Hung Kai Properties Ltd.	6.1	Diversified	Hong Kong
Mitsui Fudosan Co. Ltd.	5.1	Office	Japan
CapitaLand Ltd.	4.1	Residential	Singapore
Henderson Land Development Co. Ltd.	4.0	Diversified	Hong Kong
Mitsubishi Estate Co. Ltd.	3.8	Diversified	Japan
Sumitomo Realty & Development Co. Ltd.	3.4	Office	Japan
Hongkong Land Holdings Ltd.	3.1	Office	Hong Kong
Shimao Property Holdings Ltd. Class H	2.7	Diversified	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/096

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding investments in the securities lending investment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at December 31, 2009.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary
December 31, 2009

The following graph shows the value as of December 31, 2009, of a $10,000 investment made on July 31, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Real Estate Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Class A (Commenced July 31, 2006)
Excluding sales charges	33.46%	–7.91%
Including sales charges	26.10%	–9.42%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	32.47%	–8.55%
Including contingent deferred sales charges	31.34%	–8.55%

Institutional Shares (Commenced July 31, 2006)	33.46%	–7.90%

Class IR (Commenced November 30, 2007)	33.74%	–21.45%

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs Real Estate Securities Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 25.12%, 24.20%, 24.09%, 25.48%, 24.84%, 25.39% and 24.81%, respectively. These returns compare to the 29.19% average annual total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the U.S. real estate securities market, as measured by the Wilshire Index, outpaced the broad equity market, as measured by the S&P 500® Index, by nearly 3%. Such relative outperformance, however, masks what were truly two distinct periods during the Reporting Period for the U.S. real estate securities market.

During the first quarter, a multitude of headwinds weighed on the sector, such that the Wilshire Index underperformed the S&P 500® Index by nearly 23%. The deteriorating economic environment and rising unemployment led to downward pressure on occupancies, rents and property values. Further, despite efforts by the government to boost lending, the credit markets remained dislocated with access to capital not only limited, but costly. This resulted in investors placing even greater scrutiny on balance sheet risk and penalized companies with high leverage levels and near-term refinancing risks. In response to the challenging environment, companies reacted by pulling back on development pipelines, selling assets and/or reducing their dividends. Some companies not only cut their dividends but were also paying out a portion in equity rather than cash.

After a challenging start to the year, U.S. real estate securities posted a remarkable comeback over the remainder of the year, outperforming the S&P 500® Index by nearly 16% during the second quarter, by more than 20% during the third quarter and by nearly 3% during the fourth quarter. The main drivers of REITs’ strong performance during these months included an improved macroeconomic environment. More specifically, fears of a systemic collapse in the banking sector calmed; deterioration in most major economies slowed; and the capital markets improved considerably. U.S. REITs issued over $16 billion of equity and $22 billion of secured and unsecured debt at attractive rates, largely removing the prospect of looming liquidity issues for many companies and even approaching levels seen before the collapse of Lehman Brothers. Additionally, investors expected that real estate fundamentals may be nearing a cyclical bottom sooner than initially anticipated.

For the annual period as a whole, hotels were the best performing subsector. Hotels rallied particularly strongly, as the subsector has the shortest lease term of any real estate subsector and its demand drivers are highly economically sensitive. Following at some distance but still outperforming the Wilshire Index were the office and multifamily subsectors and the regional mall segment of the retail subsector. Performing generally in line with the Wilshire Index were the diversified and health care subsectors. The industrial, factory outlet and self-storage areas of the Wilshire Index lagged, and shopping centers within the retail subsector actually generated negative annual returns. Shopping centers experienced headwinds from still-weak consumer spending, rising vacancies and high supply.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	With double-digit gains, the Fund’s absolute returns were strong. However, the primary factor driving the Fund’s underperformance of the Wilshire Index was its defensive, quality-oriented positioning during what proved to be a

PORTFOLIO RESULTS

low-quality rally in the U.S. real estate securities market. Beginning in the second quarter and continuing through most of the remainder of the year, we added more “offense” to the Fund at the margin but still maintained the Fund’s quality orientation. We focused particularly on those companies that recapitalized their balance sheets and possess quality attributes from a business model, asset exposure and management team perspective. Additionally, we increased exposure to companies we anticipate will benefit from an improving economy. Still, as a result of the Fund’s bias toward quality, security selection overall detracted from Fund performance during the Reporting Period, as companies with defensive attributes lagged lower quality companies. Subsector allocation overall also detracted from the Fund’s results, but to a more modest degree.

Q	Which real estate subsectors most significantly affected Fund performance?

A	Security selection in the office, diversified and multifamily real estate subsectors detracted most from the Fund’s results relative to the Wilshire Index. Having an underweighted exposure to hotels also hurt materially, as hotels was the best performing subsector in the Wilshire Index during the Reporting Period. On the positive side, effective security selection within the retail and industrial subsectors added value to the Fund’s results. To a more modest degree, solid security selection within the health care subsector and having only a modest allocation to the poorly-performing shopping center subsector also helped.

Q	What were some of the Fund’s best-performing individual holdings?

A	The Fund benefited most relative to the Wilshire Index from overweighted positions in American Tower, Starwood Hotels & Resorts Worldwide, American Campus Communities and Entertainment Properties Trust as well as from having a slightly underweighted position in Kimco Realty.

American Tower, a niche company that owns cell towers that it leases to wireless providers, was a strong performer during the Reporting Period. We believe tower demand was particularly resilient during the economic downturn given the critical nature of the locations to wireless networks and the importance of quality networks to the providers. The Fund’s overweighted position in Starwood Hotels & Resorts Worldwide contributed to its results, as the hotel sector broadly rallied 67.09% during the Reporting Period, as measured by the Wilshire Index. American Campus Communities, one of the largest owners, managers and developers of high quality student housing communities, was another strong performer during the Reporting Period. Based on our analysis, its strong management team is highly experienced with a solid track record in producing superior net operating income growth. Entertainment Properties Trust is a diversified REIT that acquires and develops properties leased to entertainment and entertainment-related businesses, such as megaplex theaters and entertainment-themed retail centers. Entertainment Properties Trust generated robust gains, as the fundamentals of this real estate segment were stronger than for most retail categories and the economy in general.

Toward the end of the first quarter, we sold the Fund’s position in retail REIT Kimco Realty, which significantly underperformed the Wilshire Index, due to balance sheet concerns and its development-oriented business model. During the second quarter, we re-established a position in Kimco Realty, as it had raised over $1 billion in capital during the quarter. These actions eliminated our balance sheet concerns, and we believe its strategy of re-focusing its efforts on core operations is prudent in this environment. By the end of the Reporting Period, the REIT’s stock had not yet rebounded, but we continued to hold the position.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were underweighted positions in Host Hotels & Resorts and SL Green Realty and overweighted positions in Annaly Capital Management, Equity Lifestyle Properties and Vornado Realty Trust.

Having sold the Fund’s position in Host Hotels & Resorts during the first quarter on concerns about the cyclicality of the hotel business amidst weak economic conditions and the potential for significant declines in cash flows, we reestablished a position in the hotel REIT during the second quarter. It is the largest hotel REIT by market capitalization in the U.S. and focuses on luxury and

PORTFOLIO RESULTS

upper-upscale hotels. The company has over $1 billion of liquidity on its balance sheet and has exposure to high quality brands in top locations. Despite hotels’ strong performance during the period, fundamentals in the hotel industry have been bleak. However, we believe much of this was already reflected in valuations and the company is well positioned for ongoing economic recovery.

We sold the Fund’s position in SL Green Realty by the end of the first quarter due to its meaningful exposure to the New York office market. However, during the second quarter, the stock rallied over 100% as fears of a systemic collapse in the financial sector subsided, and so the Fund’s underweighted position detracted from results. We did add to the Fund’s position in SL Green Realty during the third quarter, as fundamentals in the New York City office market were holding up better than most investors had feared earlier in the year.

At the time of purchase, we considered mortgage REIT Annaly Capital Management to be a defensive play, as the credit markets were looking bleak for the overall REIT sector. Indeed, the fundamentals behind Annaly Capital Management played out as we had expected, and the stock held up relatively well during the downturn. However, during the ensuing rally, Annaly Capital Management’s shares underperformed the broader REIT market and thus detracted from the Fund’s results. Equity Lifestyle Properties, a multifamily REIT with a majority of its revenues coming from manufactured home land-leases primarily in retirement communities, was a newly-established holding for the Fund during the period. We believe its tenant base is less economically sensitive and that the company has stable cash flows, ample liquidity and high inside ownership. The Fund’s overweighted position in Equity Lifestyle Properties detracted, because, considered to have a defensive business model, its stock underperformed during the rally of lower quality companies. Vornado Realty Trust underperformed its suburban focused peers because it has meaningful exposure to the New York office market, which disproportionately suffered from the financial services industry’s consolidation during the first months of the year. While the Trust’s shares rebounded strongly as the year progressed, it was not enough to completely offset the impact of the Fund’s positioning during the first quarter.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases mentioned above, we increased the Fund’s position in retail REIT Simon Property Group, the largest owner of malls and outlet centers in the U.S., during the Reporting Period. We recognized the multi-year challenges that confront discretionary spending. However, we believe Simon Property Group has the negotiating power with retailers that should result in stronger operating metrics relative to its peers. In addition, we were attracted to Simon Property Group’s strong balance sheet, which should allow for aggressive external growth opportunities, and to its seasoned management team. We also increased the Fund’s holding in Apartment Investment & Management during the Reporting Period. This multifamily REIT is an owner/operator of Class B multifamily apartments looking to move into the higher quality Class A segment of the market. We believe its valuation relative to its peer group, coupled with operational strides made over time and an improving management team, made its shares attractive. In addition, we believe multifamily REITs overall are heading into 2010 with strong occupancy levels, which usually equates to pricing power and eventual earnings growth.

We also increased the Fund’s position during the Reporting Period in self storage REIT Public Storage. We believe Public Storage may well benefit from the improving economy, as the storage industry, having an effective one-month lease term, is able to continuously re-price units to meet demand. We also like Public Storage’s seasoned management teams. We added to the Fund’s allocation to retail REIT Regency Centers during the annual period. Regency Centers had lost its premium valuation due to investor concerns over its development pipeline. However, we believed the stock was being too heavily discounted and used it as an opportunity to increase the Fund’s position.

In addition to those sales mentioned earlier, we eliminated the Fund’s position in retail REIT Federal Realty Investment Trust. Though the Trust enjoyed a strong balance sheet and high quality asset exposure, we believe the company was trading at rich valuations relative to its peers. We also eliminated the Fund’s holding in Home Properties, a multifamily REIT, in an effort to re-position the Fund

PORTFOLIO RESULTS

toward pro-cyclical companies that were more affected by the economic downturn but that possess what we considered to be greater normalized earnings power. During the annual period, we reduced the Fund’s position in multifamily REIT Equity Residential. We believe Equity Residential’s valuation was rich relative to its peer group and its limited business strategy serves as a disadvantage going into a market when the subsector should benefit from eventual job creation. We also trimmed the Fund’s holding in health care REIT HCP during the Reporting Period. We like HCP’s diversified platform and its exposure to life sciences-related real estate. However, we felt the market was ascribing too much value to these positive attributes, making the company trade at a wide premium over its peers. Additionally, we reduced the Fund’s position in Health Care REIT. As with HCP, Health Care REIT offers the positive attributes of a diversified platform, including a low tenant concentration risk. However, we felt its ambitious external growth plans, combined with its current development pipeline, would likely disappoint.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	As mentioned earlier, we modestly shifted the Fund’s defensive positioning toward somewhat more aggressive yet still high quality companies as the year progressed. In part as a result of this shift in stance and in part due to our analysis of various REIT subsectors and appreciation or depreciation within those subsectors, the Fund’s exposure to the diversified and self-storage REIT subsectors increased relative to the Wilshire Index and its allocations compared to the benchmark index to the retail, multifamily and, to a more modest degree, health care REITs decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of December 2009?

A	From a subsector perspective, the Fund had modestly overweighted exposures compared to the Wilshire Index in the diversified and self-storage subsectors at the end of the Reporting Period. The Fund was most underweighted compared to its benchmark index in the industrial and health care subsectors with more moderate underweighted allocations to the multifamily, office, retail and hotel subsectors.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Although there is some evidence that real estate fundamentals are stabilizing, we believe headwinds for the asset class will persist over the near term. From a demand perspective, the real estate sector is dependent upon Gross Domestic Product (GDP) growth, which though it has moved into positive territory, has yet to prove sustainable. Additionally, there remains a level of distressed selling, which adds further downward pressure on property values. Nevertheless, we believe there are several key factors that make a long-term strategic allocation to U.S. real estate prudent today, in our view. First, new construction levels remain muted in most real estate subsectors and are likely to stay at low levels as construction financing was still extremely difficult to obtain at the end of December 2009. Such limited new supply should position existing properties well when a recovery in demand becomes apparent. Second, although REITs have priced an improvement in the economy and credit availability into valuations, they continue to offer attractive relative attributes versus fixed income, equities and private real estate, including current yield and a long-term potential inflation hedge.

Following the year’s equity recapitalizations, we believe most REITs are particularly attractive relative to the private real estate market. REITs are often able to take advantage of distressed opportunities and gain significant market share. Compared to the private real estate market, most REITs have strong balance sheets. REITs usually have greater access to capital at far more attractive rates. REITs usually own higher quality assets, implying that they could outperform the broad private real estate market in an economic downturn. REITs have a superior capital allocation track record, and REITs offer the benefit of daily liquidity. As fundamental investors, we believe these combined factors represent a fertile environment in which to generate potential excess returns relative to the Wilshire Index as we look ahead.

FUND BASICS

Real Estate Securities Fund
as of December 31, 2009

PERFORMANCE REVIEW

January 1, 2009–	Fund Total Return	Wilshire Real Estate Securities
December 31, 2009	(based on NAV)[1]	Index (with dividends reinvested)[2]

Class A	25.12%	29.19%
Class B	24.20	29.19
Class C	24.09	29.19
Institutional	25.48	29.19
Service	24.84	29.19
Class IR	25.39	29.19
Class R	24.81	29.19

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	18.24%	-2.33%	9.17%	7.25%	7/27/98
Class B	19.06	-2.32	9.01	7.00	7/27/98
Class C	23.06	-1.94	9.02	7.01	7/27/98
Institutional	25.48	-0.80	10.25	8.22	7/27/98
Service	24.84	-1.32	9.73	7.72	7/27/98
Class IR	25.39	N/A	N/A	-15.20	11/30/07
Class R	24.81	N/A	N/A	-15.64	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.44%	1.51%
Class B	2.19	2.26
Class C	2.19	2.26
Institutional	1.04	1.11
Service	1.54	1.61
Class IR	1.19	1.26
Class R	1.69	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/095

Holding	% of Net Assets	Line of Real Estate Business

Simon Property Group, Inc.	14.1%	Retail
Vornado Realty Trust	7.4	Commercial
Public Storage, Inc.	6.8	Self Storage
Boston Properties, Inc.	6.2	Commercial
AvalonBay Communities, Inc.	5.7	Multifamily
Ventas, Inc.	5.5	Health Care
Host Hotels & Resorts, Inc.	4.7	Leisure
ProLogis	4.2	Commercial
Digital Realty Trust, Inc.	3.8	Commercial
Nationwide Health Properties, Inc.	3.7	Health Care

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/096

[6]	This Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 16.2% of the Fund’s net assets at December 31, 2009.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary
December 31, 2009

The following graph shows the value as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $10,000 Investment with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Year	Ten Year	Since Inception

Class A (Commenced July 27, 1998)
Excluding sales charges	25.12%	–1.22%	9.79%	7.78%
Including sales charges	18.24%	–2.33%	9.17%	7.25%

Class B (Commenced July 27, 1998)
Excluding contingent deferred sales charges	24.20%	–1.93%	9.01%	7.00%
Including contingent deferred sales charges	19.06%	–2.32%	9.01%	7.00%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	24.09%	–1.94%	9.02%	7.01%
Including contingent deferred sales charges	23.06%	–1.94%	9.02%	7.01%

Institutional Shares (Commenced July 27, 1998)	25.48%	–0.80%	10.25%	8.22%

Service Shares (Commenced July 27, 1998)	24.84%	–1.32%	9.73%	7.22%

Class IR (Commenced November 30, 2007)	25.39%	n/a	n/a	–15.20%

Class R (Commenced November 30, 2007)	24.81%	n/a	n/a	–15.64%

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments
December 31, 2009

Principal		Interest	Maturity
Amount		Rate	Date	Value

Commodity Index Linked Structured Notes(a)(b) – 5.2%

Barclays Bank PLC
$750,000(d	)	0.131%	01/13/10	$933,475
700,000(d	)	0.137	01/13/10	923,769
500,000(d	)	0.131	08/24/10	531,690
1,500,000(d	)	0.131	08/24/10	1,627,358
800,000(d	)	0.131	11/10/10	777,272
10,700,000(d	)	0.131	11/10/10	10,639,588
1,300,000(d	)	0.131	12/13/10	1,304,879
1,800,000(e	)	0.131	12/14/10	1,675,472
750,000(d	)	0.131	12/14/10	765,080
800,000(d	)	0.131	01/24/11	848,152
1,300,000(e	)	0.131	01/24/11	1,267,275
4,000,000(d	)	0.133 (f)	01/31/11	3,996,740
Citigroup Funding, Inc.(c)
3,100,000(e	)	0.084	11/26/10	3,963,691
4,000,000(e	)	0.071	12/03/10	3,748,260
3,400,000(e	)	0.057	12/28/10	2,378,079

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $35,400,000)				$35,380,780

Shares	Description	Value

Exchange Traded Fund – 3.1%

505,243	iShares MSCI Emerging Markets Index Fund	$20,967,584
(Cost $18,237,992)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Agency Debenture(g)(h) – 3.7%

FHLB
	$25,000,000	0.060%	02/19/10	$24,999,050
(Cost $24,997,958)

Foreign Debt Obligation(g) – 1.1%

Sovereign – 1.1%
French Treasury Bills
EUR	5,200,000	0.353%	01/14/10	$7,453,549
(Cost $7,608,491)

Shares	Rate	Value

Short-term Investment(b) – 87.6%

JPMorgan U.S. Government Money Market Fund – Capital Shares
592,889,721	0.049%	$592,889,721
(Cost $592,889,721)

TOTAL INVESTMENTS – 100.7%
(Cost $679,134,162)		$681,690,684

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(4,512,175)

NET ASSETS – 100.0%		$677,178,509

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser. Total market value of Rule 144A securities amounts to $35,380,780, which represents approximately 5.2% of net assets as of December 31, 2009.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(c)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(d)	Security is linked to the S&P GSCI Total Return Index (the “GSCI Total Return Index”). The GSCI Total Return Index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The GSCI Total Return Index currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural produces and livestock products.

(e)	Security is linked to the S&P GSCI Precious Metals Total Return Index (the “GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard & Poor’s that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.

(f)	Interest rate on security was determined on initial settlement date, which was subsequent to December 31, 2009.

(g)	Interest rate represents the annualized yield on date of purchase.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
FHLB	—	Federal Home Loan Bank

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)
December 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2009, the Fund had outstanding forward foreign currency exchange contracts to purchase foreign currencies:

			Value on
Open Forward Foreign Currency Exchange	Contract	Expiration	Settlement	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Date	Value	Gain

British Pound	Purchase	3/17/10	$300,060	$302,729	$2,669
Euro	Purchase	3/17/10	178,735	179,177	442

TOTAL					$3,111

			Value on
Open Forward Foreign Currency Exchange	Contract	Expiration	Settlement	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Date	Value	Loss

British Pound	Purchase	3/17/10	$15,791,224	$15,540,076	$(251,148)
Euro	Purchase	3/17/10	8,883,343	8,600,480	(282,863)
Japanese Yen	Purchase	3/17/10	14,593,180	14,097,513	(495,667)

TOTAL					$(1,029,678)

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	380	March 2010	$16,189,940	$492,106
FTSE 100 Index	181	March 2010	15,674,410	262,207
Russell 2000 Mini Index	(505)	March 2010	(31,506,950)	(1,272,929)
S&P 500 E-mini Index	1,273	March 2010	70,696,055	430,298
TSE TOPIX Index	144	March 2010	13,984,861	189,306
10 Year U.S. Treasury Notes	(407)	March 2010	(46,989,422)	1,201,647

TOTAL				$1,302,635

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments
December 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Commodity Index Linked Structured Notes(a)(b)(c) – 13.9%

Eksportfinans ASA(d)
$12,800,000	0.031%	04/30/10	$21,825,587
Landesbank Baden-Wuerttemberg(d)
7,000,000	0.081	01/27/10	13,513,864
Morgan Stanley & Co., Inc(e)
10,000,000	0.235	05/10/10	15,926,715
Svensk Exportkredit AB(d)
9,300,000	0.014	01/15/10	17,514,969
10,000,000	0.020	07/01/10	13,987,210

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $49,100,000)			$82,768,345

Mortgage-Backed Obligations – 13.3%

Adjustable Rate Non-Agency(b) – 1.0%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$218,822	3.176%	04/25/35	$183,510
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
256,179	3.536	04/25/34	227,498
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
502,965	3.603	04/20/35	451,635
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
298,901	3.611	11/20/34	240,568
First Horizon Asset Securities, Inc. Series 2004-AR6, Class 2A1
114,170	3.007	12/25/34	103,372
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1
3,235,130	5.956	11/25/37	2,286,290
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
182,819	3.078	09/25/34	156,962
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
430,172	2.961	05/25/34	363,137
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
484,853	3.133	06/25/34	443,036
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
2,381,366	0.551	08/25/45	1,760,908

			6,216,916

Collateralized Mortgage Obligation – 1.8%
Sequential Fixed Rate – 1.8%
FNMA REMIC Series 2009-70, Class AL
10,033,580	5.000	08/25/19	10,615,509

Federal Agencies – 10.5%
Adjustable Rate FHLMC(b) – 0.6%
3,231,911	4.976	01/01/37	3,331,839

FHLMC – 5.0%
3,221	5.000	09/01/16	3,407
37,535	5.000	11/01/16	39,696
9,793	5.000	12/01/16	10,357
128,468	5.000	01/01/17	135,783
223,251	5.000	02/01/17	235,830
173,491	5.000	03/01/17	183,265
303,413	5.000	04/01/17	320,507
7,633	5.000	05/01/17	8,063
5,043	5.000	06/01/17	5,328
13,306	5.000	08/01/17	14,056
767,085	5.000	09/01/17	810,306
2,340,609	5.000	10/01/17	2,472,481
2,153,248	5.000	11/01/17	2,274,563
574,676	5.000	12/01/17	607,054
3,403,902	5.000	01/01/18	3,593,126
3,260,637	5.000	02/01/18	3,441,714
8,013,616	5.000	03/01/18	8,458,617
1,266,155	5.000	04/01/18	1,336,486
860,879	5.000	05/01/18	908,682
197,096	5.000	06/01/18	208,050
188,893	5.000	07/01/18	199,381
113,499	5.000	08/01/18	119,824
74,570	5.000	09/01/18	78,710
272,587	5.000	10/01/18	287,723
286,471	5.000	11/01/18	302,379
205,703	5.000	12/01/18	217,124
140,052	5.000	01/01/19	147,820
28,314	5.000	02/01/19	29,870
36,800	5.000	03/01/19	38,822
1,471,614	5.500	01/01/20	1,573,174
639,191	5.500	05/01/20	683,304
571,516	5.500	07/01/20	610,958

			29,356,460

FNMA – 4.9%
1,237,084	4.000	08/01/13	1,266,347
145,496	4.000	10/01/13	148,989
178,396	4.000	05/01/14	182,815
1,069,330	4.000	06/01/14	1,095,877
828,124	4.000	12/01/14	848,724
1,069,322	4.000	02/01/15	1,095,886
1,825,160	4.000	03/01/15	1,870,335
2,109,599	5.000	05/01/17	2,227,913
788,989	5.000	01/01/18	833,238
274,590	5.000	03/01/18	289,770
1,666,344	5.000	04/01/18	1,758,461
1,010,379	5.000	05/01/18	1,066,234
1,317,765	5.000	10/01/18	1,390,613
139,450	5.000	07/01/19	147,080
282,679	5.000	08/01/19	298,147
895,643	5.000	09/01/19	944,651
1,083,161	5.000	10/01/19	1,142,429
1,041,894	5.000	11/01/19	1,098,902
1,711,364	5.000	12/01/19	1,805,001
515,557	5.000	01/01/20	543,765
299,281	5.000	02/01/20	315,656

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)
December 31, 2009

Principal	Interest		Maturity
Amount	Rate		Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$7,447,139	5.500%		06/01/20	$7,964,724
25,543	5.000		07/01/20	26,941
43,293	4.500		04/01/23	44,592
72,597	4.500		11/01/23	74,775
406,391	5.000		03/01/38	417,574
371,586	5.000		04/01/38	381,708

				29,281,147

TOTAL FEDERAL AGENCIES				$61,969,446

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $79,498,074)				$78,801,871

Agency Debentures – 18.0%

FHLB
$9,100,000	3.100	%(f)	02/04/10	$9,122,432
12,000,000	1.375		05/16/11	12,089,130
2,800,000	1.750		08/22/12	2,803,709
FHLMC
21,300,000	0.603	(g)	01/06/10	21,299,979
4,700,000	2.000		02/25/11	4,711,395
28,700,000	2.000		03/16/11	28,797,273
FNMA
2,900,000	2.000		02/11/11	2,905,088
15,100,000	2.000		04/01/11	15,161,854
6,000,000	2.050		04/01/11	6,025,350
3,700,000	1.750		04/15/11	3,714,041

TOTAL AGENCY DEBENTURES
(Cost $106,449,182)				$106,630,251

Asset-Backed Securities – 1.0%

Automobiles & Components – 0.6%
Bank of America Auto Trust Series 2009-1A, Class A2(a)
$3,500,000	1.700%		12/15/11	$3,516,862

Home Equity – 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
624,196	1.231		10/25/37	548,577
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
430,000	2.645		10/25/37	184,492
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
800,000	1.921		10/25/37	352,214
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
232,206	7.000		09/25/37	134,180
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
266,939	7.000		09/25/37	109,173
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(b)
1,092,494	1.433		11/20/36	941,970

				2,270,606

TOTAL ASSET-BACKED SECURITIES
(Cost $6,946,466)				$5,787,468

Government Guarantee Obligations(h) – 7.5%

Citibank NA
$11,000,000	1.375%		08/10/11	$11,041,869
Citigroup Funding, Inc.
7,400,000	0.611	(b)	04/30/12	7,467,991
1,800,000	1.875		10/22/12	1,796,705
General Electric Capital Corp.
4,300,000	0.334	(b)	07/08/10	4,302,417
2,200,000	0.454	(b)	03/12/12	2,213,031
7,400,000	0.426	(b)	06/01/12	7,433,056
7,800,000	2.625		12/28/12	7,942,147
U.S. Central Federal Credit Union
1,400,000	1.250		10/19/11	1,399,618
1,100,000	1.900		10/19/12	1,099,140

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $44,610,938)				$44,695,974

U.S. Treasury Obligations – 6.1%

United States Treasury Inflation Protected Securities
$13,800,000	4.250%		01/15/10	$17,752,264
4,100,000	0.875		04/15/10	4,694,266
United States Treasury Note
13,500,000	3.250		05/31/16	13,559,670
United States Treasury Principal-Only STRIPS(i)
700,000	0.000		11/15/26	310,065

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $36,244,841)				$36,316,265

Shares	Rate	Value

Short-term Investment(b) – 16.5%

JPMorgan U.S. Government Money Market Fund – Capital Shares
97,581,356	0.049%	$97,581,356
(Cost $97,581,356)

TOTAL INVESTMENTS – 76.3%
(Cost $420,430,857)		$452,581,530

OTHER ASSETS IN EXCESS OF LIABILITIES – 23.7%		140,266,583

NET ASSETS – 100.0%		$592,848,113

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser. Total market value of Rule 144A securities amounts to $87,370,490, which represents approximately 14.7% of net assets as of December 31, 2009.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(c)	The Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(d)	Security is linked to the MLCX—Enhanced Benchmark B04 Total Return Index (“the MLCX”). The MLCX is fully collateralized because it combines the returns of the Index with the returns on cash collateral invested in U.S. Treasury Bills. The Index is a composite of commodity sector returns which is comprised of futures contracts. Futures contracts track the returns of rolling commodities. The MLCX currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural products and livestock products.

(e)	Security is linked to the S&P GSCI Total Return Index (“the GSCI Total Return Index”). The GSCI Total Return Index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The GSCI Total Return Index currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural produces and livestock products.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Discount Note interest rate represents the annualized yield on date of purchase.

(h)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of the securities amounts to $44,695,974, which represents approximately 7.5% of net assets as of December 31, 2009.

(i)	Security issued with zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Inter Bank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(34)	March 2010	$(8,469,825)	$(251,435)
Eurodollars	(5)	September 2010	(1,236,250)	(4,058)
Eurodollars	1	December 2010	246,175	1,273
U.S. Treasury Bonds	(32)	March 2010	(3,692,000)	170,109
2 Year U.S. Treasury Notes	(280)	March 2010	(60,554,375)	381,731
5 Year U.S. Treasury Notes	(253)	March 2010	(28,938,852)	480,367
10 Year U.S. Treasury Notes	(35)	March 2010	(4,040,859)	89,146

TOTAL				$867,133

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)
December 31, 2009

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments			Upfront
	Amount	Termination	received by	made by	Market		Payments made	Unrealized
Swap Counterparty	(000’s)(a)	Date	the Fund	the Fund	Value		by the Fund	Gain (Loss)

Citibank, NA	$5,300	06/16/17	3 month LIBOR	3.250%	$197,233		$64,217	$133,016
Deutsche Bank Securities, Inc.	6,100 3,100 1,800	06/16/17 09/04/17 09/04/22	3 month LIBOR 4.568% 3 month LIBOR	3.250 3 month LIBOR 4.710	227,003 (23,981	) 45,088	69,973 — —	157,030 (23,981	) 45,088

TOTAL					$445,343		$134,190	$311,153

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2009.

TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES(a)

		Notional
		Amount	Rate Paid	Termination	Market
Swap Counterparty	Reference Obligation	(000s)	by the Fund	Date	Value(b)

UBS AG	S&P GSCI Total Return Index	$21,109	0.240%	07/30/10	$177,048
	S&P GSCI Total Return Index 2 Month Forward	8,322	0.420	07/30/10	23,312
		11,359	0.420	07/30/10	31,820
		13,323	0.420	07/30/10	37,323
		14,819	0.420	07/30/10	41,514
		17,981	0.420	07/30/10	50,372
		307,754	0.420	07/30/10	862,122

TOTAL					$1,223,511

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 97.0%

Australia – 15.2%
4,490,359	Challenger Diversified Property Group (REIT) (Diversified)	$1,870,854
11,558,368	Dexus Property Group (REIT) (Diversified)	8,769,060
13,101,195	ING Office Fund (Office)	7,447,061
25,757,316	Macquarie Office Trust (REIT) (Office)	7,094,348
273,845	Stockland (REIT) (Diversified)	964,816
2,290,214	Westfield Group (REIT) (Retail)	25,631,870

		51,778,009

Austria – 1.9%
942,335	Atrium European Real Estate Ltd. (Retail)	6,342,326

Brazil – 1.2%
219,778	Multiplan Empreendimentos Imobiliarios SA (Retail)	4,096,379

Canada – 6.3%
256,100	Allied Properties Real Estate Investment Trust (REIT) (Office)	4,735,836
265,500	Canadian Apartment REIT (REIT) (Residential)	3,569,279
724,100	Chartwell Seniors Housing Real Estate Investment Trust (REIT) (Health Care)	4,867,259
67,800	Dundee Real Estate Investment Trust (REIT) (Office)	1,345,174
1,332,700	InnVest Real Estate Investment Trust (REIT) (Hotels)	6,779,140

		21,296,688

China – 5.8%
2,334,000	China Overseas Land & Investment Ltd. Class H (Diversified)	4,890,399
1,086,000	China Resources Land Ltd. Class H (Diversified)	2,444,535
4,804,500	Shimao Property Holdings Ltd. Class H (Diversified)	9,007,820
5,955,500	Shui On Land Ltd. Class H (Diversified)	3,494,279

		19,837,033

France – 9.6%
62,993	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT) (Office)	7,681,261
112,975	Unibail-Rodamco SE (REIT) (Diversified)	24,818,354

		32,499,615

Germany – 0.5%
163,982	Deutsche Wohnen AG (Residential)*	1,568,808

Hong Kong – 19.0%
905,000	Hang Lung Properties Ltd. (Retail)	3,547,918
1,809,000	Henderson Land Development Co. Ltd. (Diversified)	13,518,172
2,109,000	Hongkong Land Holdings Ltd. (Office)	10,387,006
1,763,000	Kerry Properties Ltd. (Diversified)	8,917,297
1,388,000	Sun Hung Kai Properties Ltd. (Diversified)	20,638,337
287,000	Swire Pacific Ltd. Class A (Diversified)	3,470,796
712,000	The Wharf (Holdings) Ltd. (Diversified)	4,086,174

		64,565,700

Japan – 16.8%
426	BLife Investment Corp. (REIT) (Residential)	1,882,737
1,120,000	Daikyo, Inc. (Residential)*	2,412,830
296	Fukuoka REIT Corp. (REIT) (Retail)	1,546,705
325	Japan Excellent, Inc. (REIT) (Office)	1,448,516
572	Japan Real Estate Investment Corp. (REIT) (Office)	4,216,675
814,000	Mitsubishi Estate Co. Ltd. (Diversified)	12,996,219
1,021,000	Mitsui Fudosan Co. Ltd. (Office)	17,263,298
612,000	Sumitomo Realty & Development Co. Ltd. (Office)	11,553,027
693	United Urban Investment Corp. (REIT) (Diversified)	3,663,442

		56,983,449

Netherlands – 3.2%
932,466	ProLogis European Properties (Industrial)*	5,715,657
302,862	VastNed Offices/Industrial NV (REIT) (Office)	5,107,809

		10,823,466

New Zealand – 0.5%
2,358,061	Goodman Property Trust (REIT) (Industrial)	1,828,272

Singapore – 5.4%
1,875,000	Allgreen Properties Ltd. (Diversified)	1,626,928
1,808,466	Ascendas Real Estate Investment Trust (REIT) (Industrial)	2,838,924
4,705,000	CapitaLand Ltd. (Residential)	13,957,672

		18,423,524

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)

Sweden – 1.4%
450,563	Hufvudstaden AB Class A (Diversified)	$3,414,353
74,724	Wihlborgs Fastigheter AB (Diversified)	1,377,404

		4,791,757

United Kingdom – 10.2%
212,788	Derwent London PLC (REIT) (Office)	4,521,739
1,943,546	Great Portland Estates PLC (REIT) (Office)	8,996,339
1,162,046	Hammerson PLC (REIT) (Retail)	7,909,396
270,127	Helical Bar PLC (Diversified)	1,488,775
312,998	Land Securities Group PLC (REIT) (Diversified)	3,445,042
647,992	Liberty International PLC (REIT) (Retail)	5,357,247
110,827	The Berkeley Group Holdings PLC (Residential)*	1,461,754
199,671	The British Land Co. PLC (REIT) (Diversified)	1,537,542

		34,717,834

TOTAL COMMON STOCKS
(Cost $274,871,510)		$329,552,860

Shares	Rate	Value

Short-term Investment(a) – 2.0%

JPMorgan U.S. Government Money Market Fund – Capital Shares
6,761,807	0.049%	$6,761,807
(Cost $6,761,807)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $281,633,317)		$336,314,667

Securities Lending Reinvestment Vehicle(a)(b) – 0.3%

Boston Global Investment Trust – Enhanced Portfolio
1,248,256	0.107	1,248,256
(Cost $1,222,043)

TOTAL INVESTMENTS – 99.3%
(Cost $282,855,360)		$337,562,923

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		2,209,758

NET ASSETS – 100.0%		$339,772,681

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(b)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 99.1%

Commercial – 33.7%
232,716	Alexandria Real Estate Equities, Inc. (REIT)(a)	$14,961,312
474,433	Boston Properties, Inc. (REIT)	31,820,221
384,167	Digital Realty Trust, Inc. (REIT)(a)	19,315,917
812,065	Douglas Emmett, Inc. (REIT)	11,571,926
995,366	Duke Realty Corp. (REIT)	12,113,604
323,573	Kilroy Realty Corp. (REIT)(a)	9,923,984
435,712	Liberty Property Trust (REIT)	13,947,141
1,559,388	ProLogis (REIT)(a)	21,348,022
540,396	Vornado Realty Trust (REIT)(a)	37,795,281

		172,797,408

Health Care – 12.3%
350,985	HCP, Inc. (REIT)	10,719,082
108,416	Health Care REIT, Inc. (REIT)(a)	4,804,997
540,971	Nationwide Health Properties, Inc. (REIT)(a)	19,031,360
646,231	Ventas, Inc. (REIT)	28,266,144

		62,821,583

Leisure – 6.8%
273,909	Gaylord Entertainment Co.*(a)	5,409,703
2,065,593	Host Hotels & Resorts, Inc. (REIT)*	24,105,466
147,136	Starwood Hotels & Resorts Worldwide, Inc.	5,380,763

		34,895,932

Multifamily – 15.5%
322,558	American Campus Communities, Inc. (REIT)	9,063,880
752,038	Apartment Investment & Management Co. Class A (REIT)	11,972,445
356,233	AvalonBay Communities, Inc. (REIT)(a)	29,250,292
38,802	Equity Residential (REIT)(a)	1,310,731
224,902	Essex Property Trust, Inc. (REIT)(a)	18,813,052
548,627	UDR, Inc. (REIT)	9,019,428

		79,429,828

Retail – 22.0%
387,251	Acadia Realty Trust (REIT)	6,532,924
1,289,304	Kimco Realty Corp. (REIT)(a)	17,444,283
409,147	Regency Centers Corp. (REIT)(a)	14,344,694
218,627	Retail Opportunity Investments Corp.*	2,210,319
906,942	Simon Property Group, Inc. (REIT)(a)	72,373,955

		112,906,175

Self Storage – 6.8%
426,076	Public Storage, Inc. (REIT)(a)	34,703,890

Other – 2.0%
196,722	Corrections Corp of America*	4,829,525
146,254	Entertainment Properties Trust (REIT)	5,158,379

		9,987,904

TOTAL COMMON STOCKS
(Cost $430,230,958)		$507,542,720

Shares	Rate	Value

Short-term Investment(b) – 1.4%

JPMorgan U.S. Government Money Market Fund – Capital Shares
7,380,181	0.049%	$7,380,181
(Cost $7,380,181)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $437,611,139)		$514,922,901

Securities Lending Reinvestment Vehicle(b)(c) – 16.2%

Boston Global Investment Trust – Enhanced Portfolio
83,145,386	0.107%	$83,145,386
(Cost $82,907,345)

TOTAL INVESTMENTS – 116.7%
(Cost $520,518,484)		$598,068,287

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.7)%		(85,672,619)

NET ASSETS – 100.0%		$512,395,668

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities
December 31, 2009

Absolute
Return
Tracker Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $679,134,162, $420,430,857, $281,633,317 and $437,611,139, respectively)(b)	$681,690,684
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $0, $0, $1,222,043 and $82,907,345, respectively)	—
Cash	4,741
Foreign currencies, at value (identified cost $177,544, $0, $2,355,808 and $0, respectively)	178,368
Receivables:
Fund shares sold	9,716,909
Due from broker — swap collateral, at value	—
Due from broker — forward foreign currency exchange contracts collateral, at value	1,170,126
Swap contracts, at value (includes upfront payments made of $134,190 for Commodity Strategy Fund)	—
Dividends and interest, at value	38,563
Reimbursement from investment adviser	33,984
Investment securities sold, at value	—
Due from broker — variation margin, at value	—
Securities lending income	—
Foreign tax reclaims, at value	—
Due from custodian	—
Forward foreign currency exchange contracts, at value	3,111

Total assets	692,836,486

Liabilities:

Payables:
Investment securities purchased, at value	12,536,139
Fund shares redeemed	1,075,051
Amounts owed to affiliates	772,963
Due to broker — variation margin, at value	178,246
Payable upon return of securities loaned	—
Due to custodian	—
Forward foreign currency exchange contracts, at value	1,029,678
Swap contracts, at value	—
Accrued expenses	65,900

Total liabilities	15,657,977

Net Assets:

Paid-in capital	667,688,340
Accumulated undistributed (distributions in excess of) net investment income	163,555
Accumulated net realized gain (loss) from investment, futures, swap and foreign currency related transactions	6,491,372
Net unrealized gain on investments, futures, swap contracts and translation of assets and liabilities denominated in foreign currencies	2,835,242

NET ASSETS	$677,178,509

Net Assets:
Class A	$322,501,933
Class B	—
Class C	47,011,967
Institutional	305,991,666
Service	—
Class IR	1,642,404
Class R	30,539

Total Net Assets	$677,178,509

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	35,582,642
Class B	—
Class C	5,244,973
Institutional	33,603,774
Service	—
Class IR	180,684
Class R	3,381

Net asset value, offering and redemption price per share:(c)
Class A	$9.06
Class B	—
Class C	8.96
Institutional	9.11
Service	—
Class IR	9.09
Class R	9.03

(a)	Statement of Assets and Liabilities for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances have been eliminated.
(b)	Includes loaned securities having a market value of $82,832,973 for the Real Estate Securities Fund.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Absolute Return Tracker, International Real Estate Securities, Real Estate Securities and (NAV per share multiplied by 1.0471) for Commodity Strategy Funds is $9.59, $6.36, $10.57 and $6.48, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

	International
Commodity	Real Estate	Real Estate
Strategy	Securities	Securities
Fund(a)	Fund	Fund

$452,581,530	$336,314,667	$514,922,901
—	1,248,256	83,145,386
90,556,040	44	—
—	2,544,420	—

663,643	801,611	1,144,741
47,480,000	—	—
—	—	—
1,692,835	—	—
1,330,326	1,079,960	1,956,763
29,689	—	71,706
13,293,964	4,022,985	—
155,715	—	—
—	1,205	4,228
—	82,502	—
28,562	—	—
—	—	—

607,812,304	346,095,650	601,245,725

13,203,491	10,321	—
1,320,556	1,201,719	2,351,472
322,382	359,354	511,141
—	—	—
—	950,000	85,925,732
28,565	3,729,903	—
—	—	—
23,981	—	—
65,216	71,672	61,712

14,964,191	6,322,969	88,850,057

654,536,588	923,124,318	694,515,653
16,005,904	(19,797,637)	2,001,761
(112,246,849)	(618,442,671)	(261,671,549)
34,552,470	54,888,671	77,549,803

$592,848,113	$339,772,681	$512,395,668

$111,684,823	$128,397,558	$138,409,344
—	—	4,058,319
5,669,357	4,369,621	8,191,588
475,318,111	206,999,466	356,024,773
—	—	5,588,633
67,321	6,036	7,081
108,501	—	115,930

$592,848,113	$339,772,681	$512,395,668

18,035,207	21,367,922	13,858,005
—	—	406,709
922,717	730,481	832,545
76,836,681	34,990,411	35,271,772
—	—	556,113
10,854	1,006	708
17,558	—	11,626

$6.19	$6.01	$9.99
—	—	9.98
6.14	5.98	9.84
6.19	5.92	10.09
—	—	10.05
6.20	6.00	10.00
6.18	—	9.97

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations
For the Fiscal Year Ended December 31, 2009

Absolute
Return
Tracker Fund

Investment income:

Dividends(b)	$608,342
Interest	169,289
Securities lending income — affiliated issuer	—

Total investment income	777,631

Expenses:

Management fees	3,583,533
Distribution and Service fees(c)	537,809
Transfer Agent fees(c)	371,109
Amortization of offering costs	398,592
Professional fees	199,759
Registration fees	97,941
Printing fees	57,211
Custody and accounting fees	53,618
Trustee fees	16,663
Organization costs(d)	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	44,858

Total expenses	5,361,093

Less — expense reductions	(824,801)

Net expenses	4,536,292

NET INVESTMENT INCOME (LOSS)	(3,758,661)

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	5,376,012
Securities lending reinvestment vehicle transactions — affiliated issuer	—
Futures transactions	12,106,950
Swap contracts	(3,757,251)
Foreign currency related transactions	5,978,200
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	1,448,813
Securities lending reinvestment vehicle — affiliated issuer	—
Futures	1,355,958
Swap contracts	(475,761)
Translation of asset and liabilities denominated in foreign currencies	(792,775)

Net realized and unrealized gain from investment, futures, swap and foreign currency related transactions	21,240,146

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,481,485

(a)	Statement of Operations for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.

(b)	Foreign taxes withheld on dividends were $926,883 for the International Real Estate Securities Fund.

(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	$367,180	$–	$170,555	$74	$279,059	$–	$32,405	$58,922	$–	$695	$28

Commodity Strategy	168,635	–	36,177	173	87,689	–	4,703	118,605	–	23	45

International Real Estate Securities	287,245	–	41,323	–	218,308	–	7,852	68,649	–	9	–

Real Estate Securities	269,577	36,164	64,824	361	204,880	6,871	12,317	100,880	1,689	10	137

(d)	Organization costs relate to the formation of the Goldman Sachs Cayman Commodity Fund, Ltd.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

	International
Commodity	Real Estate	Real Estate
Strategy	Securities	Securities
Fund(a)	Fund	Fund

$168,608	$11,399,105	$15,586,152
4,424,854	—	—
—	176,093	240,662

4,593,462	11,575,198	15,826,814

1,838,169	3,051,900	3,744,272
204,985	328,568	370,926
211,065	294,818	326,784
—	—	—
182,496	88,751	88,400
94,708	60,622	127,805
63,457	48,524	71,488
52,619	113,040	49,618
16,663	16,663	16,663
127,812	—	—
—	—	10,556
—	—	10,556
76,375	63,206	72,745

2,868,349	4,066,092	4,889,813

(449,966)	(262,944)	(412,898)

2,418,383	3,803,148	4,476,915

2,175,079	7,772,050	11,349,899

5,335,784	(117,780,571)	(148,366,107)
—	132,883	1,250,053
(2,127,705)	—	—
26,809,199	—	—
—	(170,273)	—

36,493,799	189,940,401	237,075,762
—	765	(163,176)
1,211,850	—	—
1,578,471	—	—
—	109,179	—

69,301,398	72,232,384	89,796,532

$71,476,477	$80,004,434	$101,146,431

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund
	For the Fiscal		For the
	Year Ended		Period Ended
	December 31, 2009		December 31, 2008(b)

From operations:

Net investment income (loss)	$(3,758,661)		$177,263
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	19,703,911		(10,321,676)
Net change in unrealized gain (loss) on investments, futures, swap contracts and translation of assets and liabilities denominated in foreign currencies	1,536,235		1,299,007

Net increase (decrease) in net assets resulting from operations	17,481,485		(8,845,406)

Distributions to shareholders:

From net investment income
Class A Shares	(189,725)		—
Class B Shares	—		—
Class C Shares	—		—
Institutional Shares	(711,107)		—
Service Shares	—		—
Class IR Shares	(3,601)		—
Class R Shares	—		—
From net realized gains
Class A Shares	(257,476)		—
Class B Shares	—		—
Class C Shares	(38,262)		—
Institutional Shares	(238,355)		—
Service Shares	—		—
Class IR Shares	(1,432)		—
Class R Shares	(27)		—
From capital
Class A Shares	—		—
Class B Shares	—		—
Class C Shares	—		—
Institutional Shares	—		—
Service Shares	—		—
Class IR Shares	—		—
Class R Shares	—		—

Total distributions to shareholders	(1,439,985)		—

From share transactions:

Proceeds from sales of shares	666,399,274		135,450,993
Reinvestment of distributions	1,023,297		—
Cost of shares redeemed	(124,091,159	)(c)	(8,799,990	)(d)

Net increase (decrease) in net assets resulting from share transactions	543,331,412		126,651,003

TOTAL INCREASE (DECREASE)	559,372,912		117,805,597

Net assets:

Beginning of period	117,805,597		—

End of period	$677,178,509		$117,805,597

Accumulated undistributed (distributions in excess of) net investment income	$163,555		$(439,377)

(a)	Statement of Changes in Net Assets for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on May 30, 2008.
(c)	Net of $78,902, $23,330 and $3,186 of redemption fees remitted to the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds, respectively.
(d)	Net of $9,242, $46,497 and $57,146 of redemption fees remitted to the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)				International Real Estate Securities Fund				Real Estate Securities Fund
For the Fiscal		For the Fiscal		For the Fiscal		For the Fiscal		For the Fiscal	For the Fiscal
Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
December 31, 2009		December 31, 2008		December 31, 2009		December 31, 2008		December 31, 2009	December 31, 2008

$2,175,079		$7,276,024		$7,772,050		$15,940,878		$11,349,899	$12,632,335
30,017,278		(114,445,055)		(117,817,961)		(431,461,610)		(147,116,054)	(112,889,950)

39,284,120		(52,651,285)		190,050,345		(119,559,595)		236,912,586	(205,345,654)

71,476,477		(159,820,316)		80,004,434		(535,080,327)		101,146,431	(305,603,269)

(2,258,770)		(1,520,932)		(15,607,487)		—		(2,901,807)	(4,936,378)
—		—		—		—		(80,521)	(128,289)
(102,253)		(45,893)		(496,946)		—		(149,639)	(190,855)
(10,711,594)		(5,902,541)		(26,532,137)		—		(7,780,745)	(7,953,608)
—		—		—		—		(113,986)	(118,661)
(1,383)		(520)		(741)		—		(164)	(176)
(2,079)		(260)		—		—		(2,130)	(163)

—		(3,905,699)		—		—		—	(8,950,639)
—		—		—		—		—	(326,976)
—		(233,889)		—		—		—	(495,479)
—		(12,888,349)		—		—		—	(16,760,636)
—		—		—		—		—	(284,605)
—		(1,748)		—		—		—	(372)
—		(906)		—		—		—	(480)

—		(22,790)		(372,527)		(4,050,970)		—	(2,147,339)
—		—		—		—		—	(55,806)
—		(688)		(11,861)		(129,643)		—	(83,023)
—		(88,444)		(633,281)		(6,256,822)		—	(3,459,842)
—		—		—		—		—	(51,618)
—		(8)		(18)		(91)		—	(76)
—		(4)		—		—		—	(71)

(13,076,079)		(24,612,671)		(43,654,998)		(10,437,526)		(11,028,992)	(45,945,092)

462,145,498		211,301,984		108,674,872		275,427,686		172,840,566	238,464,837
11,710,757		23,076,929		37,310,316		9,168,334		10,043,617	41,503,482
(109,390,838	)(c)	(257,696,399	)(d)	(137,948,046	)(c)	(680,372,892	)(d)	(154,508,448)	(300,240,389)

364,465,417		(23,317,486)		8,037,142		(395,776,872)		28,375,735	(20,272,070)

422,865,815		(207,750,473)		44,386,578		(941,294,725)		118,493,174	(371,820,431)

169,982,298		377,732,771		295,386,103		1,236,680,828		393,902,494	765,722,925

$592,848,113		$169,982,298		$339,772,681		$295,386,103		$512,395,668	$393,902,494

$16,005,904		$(32,900)		$(19,797,637)		$(1,554,367)		$2,001,761	$1,996,253

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Absolute Return Tracker and Commodity Strategy	A, C, Institutional, IR and R	Non-diversified

International Real Estate Securities	A, C, Institutional and IR	Non-diversified

Real Estate Securities	A, B, C, Institutional, Service, IR and R	Non-diversified

Class A Shares of the Absolute Return Tracker, International Real Estate Securities and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Class IR Shares, Class R Shares and Service Shares are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. BASIS FOR CONSOLIDATION FOR THE COMMODITY STRATEGY FUND

Goldman Sachs Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 2, 2009 and is currently a wholly-owned subsidiary of the Commodity Strategy Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 17, 2009, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All interfund balances and transactions have been eliminated in consolidation. As of December 31, 2009, the Fund’s net assets were approximately $592,848,100, of which approximately $139,171,900, or approximately 23%, represented the Fund’s ownership of the shares of the Subsidiary.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2009

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Absolute Return Tracker Fund were amortized on a straight line basis over 12 months from the date of the commencement of operations. For the Commodity Strategy Fund organization costs paid to incorporate the Subsidiary were expensed on the first day of the Subsidiary’s commencement of operations.

F. Redemption Fees — All classes of the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

G. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Absolute Return Tracker	Annually	Annually

Commodity Strategy and Real Estate Securities	Quarterly	Annually

International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent GAAP/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

H. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2009

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Commodity Index Linked Structured Notes — The Absolute Return Tracker and Commodity Strategy Funds may invest in structured notes whose values are based on the price movements of a commodity index. Commodity index-linked structured notes are valued daily by the issuing counterparties under procedures approved by the trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These structured notes are subject to prepayment, credit and interest rate risks. The structured notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received are recorded as net realized gains, and at maturity, or when a structured note is sold, the Funds record a realized gain or loss.

J. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

K. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

L. Mortgage-Backed and Asset-Backed Securities — The Funds (except the Absolute Return Tracker Fund) may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

M. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2009

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended December 31, 2009, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.15%	1.15%

Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.50	[1]

International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	1.03	[2]

Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	1.00

[1]	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after fee waivers.

[2]	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rate. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM.
GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of 0.50% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Commodity Strategy Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the period ended December 31, 2009, GSAM waived $276,096 of the Fund’s management fee.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended December 31, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Absolute Return Tracker	$60,900	N/A	$	—*

Commodity Strategy	34,200	N/A		—-*

International Real Estate Securities	2,200	N/A		—-*

Real Estate Securities	8,000	$200		—-*

*	Amount rounds to less than $100

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% (except for the Commodity Strategy Fund, which charges at an annual rate of 0.13%) of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Real Estate Securities Fund, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2009

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for the Absolute Return Tracker, Commodity Strategy, International Real Estate Securities and Real Estate Securities Funds as an annual percentage rate of average daily net assets are 0.014%, 0.044%, 0.064% and 0.004%, respectively. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has voluntarily agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets. These expense limitations may be modified or terminated at any time at the option of GSAM. In addition, the Funds have entered into certain offset arrangements with the transfer agent resulting in a reduction of the Funds’ expenses.
For the fiscal year ended December 31, 2009, these expense reductions, including any Other Expense reimbursements, were as follows (in thousands):

	Management Fee	Other Expense	Total Expense
	Waiver	Reimbursement	Reductions

Absolute Return Tracker	$—	$825	$825

Commodity Strategy	—	450	450

International Real Estate Securities	58	205	263

Real Estate Securities	—	413	413

As of December 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

				Over
	Management	Distribution and	Transfer	Expense
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Absolute Return Tracker	$607	$101	$65	$—	$773

Commodity Strategy	245	28	28	21	322

International Real Estate Securities	296	31	28	4	359

Real Estate Securities	428	47	36	—	511

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Other Transactions with Affiliates — For the fiscal year ended December 31, 2009, Goldman Sachs earned approximately $25,700 and $8,600 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Commodity Strategy Funds, respectively.
As of December 31, 2009, the following Goldman Sachs Fund of Funds Portfolios and the Goldman Sachs Profit Sharing Master Trust were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Growth and Income	Growth Strategy	Satellite Strategies	Profit Sharing
Fund	Strategy Portfolio	Portfolio	Portfolio	Master Trust

Commodity Strategy	15%	12%	10%	—%

International Real Estate Securities	9	7	12	—

Real Estate Securities	7	6	6	16

5. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2009

5. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Absolute Return Tracker

	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$—	$24,999,050	$—
Corporate Obligations	—	35,380,780	—
Foreign Debt Obligations	7,453,549	—	—
Common Stock and/or Other Equity Investments	20,967,584	—	—
Short-term Investment	592,889,721	—	—
Derivatives	2,575,564	3,111	—

Total	$623,886,418	$60,382,941	$—

Liabilities
Derivatives	$(1,272,929)	$(1,029,678)	$—

Commodity Strategy

	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$36,316,265	$106,630,251	$—
Corporate Obligations	—	82,768,345	—
Government Guarantee Obligations	—	44,695,974	—
Mortgage-Backed Obligations	—	78,801,871	—
Asset-Backed Securities	—	5,787,468	—
Short-term Investment	97,581,356	—	—
Derivatives	1,122,626	1,692,835	—

Total	$135,020,247	$320,376,744	$—

Liabilities
Derivatives	$(255,493)	$(23,981)	$—

International Real Estate Securities

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$25,393,067	$304,159,793	(a)	$—
Securities Lending Reinvestment Vehicle	—	1,248,256		—
Short-term Investment	6,761,807	—		—

Total	$32,154,874	$305,408,049		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. FAIR VALUE OF INVESTMENTS (continued)

Real Estate Securities

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$507,542,720	$—	$—
Securities Lending Reinvestment Vehicle	—	83,145,386	—
Short-term Investment	7,380,181	—	—

Total	$514,922,901	$83,145,386	$—

6. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
GAAP requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of December 31, 2009. The values in the tables below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Tracker

	Statements of Assets		Statements of Assets		Average
	and Liabilities	Derivative	and Liabilities	Derivative	Number of
Risk	Location	Assets	Location	Liabilities	Contracts(b)
Currency	Forward foreign currency exchange contracts, at value	$3,111	Forward foreign currency exchange contracts, at value	$(1,029,678)	13
Interest Rate	Unrealized gain on futures(a)	1,201,647	Unrealized loss on futures(a)	—	392
Equity	Unrealized gain on futures(a)	1,373,917	Unrealized loss on futures(a)	(1,272,929)	1,707

Total		$2,578,675		$(2,302,607)	2,112

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2009

6. INVESTMENTS IN DERIVATIVES (continued)

Commodity Strategy

	Statements of Assets		Statements of Assets		Average
	and Liabilities	Derivative	and Liabilities	Derivative	Number of
Risk	Location	Assets	Location	Liabilities	Contracts(b)
Interest rate	Swap contracts, at value; Unrealized gain on futures(a)	$1,591,950	Swap contracts, at value; Unrealized loss on futures(a)	$(279,474)	598
Commodity	Swap contracts, at value	1,223,511	Swap contracts, at value	—	4

Total		$2,815,461		$(279,474)	602

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Average number of contracts is based on the average of quarter end balances for the period ended December 31, 2009.

The following tables set forth by certain risk types the Funds’ gains (losses) related to derivative activities for the fiscal year ended December 31, 2009. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Absolute Return Tracker

	Statements of Operations	Net Realized	Net Change in
Risk	Location	Gain (Loss)	Unrealized Gain (Loss)

Interest Rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$(1,263,613)	$2,240,429
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(3,757,251)	(475,761)
Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	5,650,063	(796,938)
Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	13,370,563	(884,471)

Total		$13,999,762	$83,259

Commodity Strategy

	Statements of Operations	Net Realized	Net Change in
Risk	Location	Gain (Loss)	Unrealized Gain (Loss)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(1,855,256)	$1,592,623
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	26,536,750	1,223,511
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	—	(25,813)

Total		$24,681,494	$2,790,321

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2009, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Absolute Return Tracker	$72,368,670	$—	$30,635,313	$—

Commodity Strategy	355,186,265	78,889,196	123,274,141	133,636,730

International Real Estate Securities	—	328,278,154	—	360,413,795

Real Estate Securities	—	459,175,529	—	426,596,301

8. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended December 31, 2009, are reported as securities lending income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the fiscal year ended December 31, 2009:

Amounts Received by
	Earnings of GSAL	the Funds from	Amounts Payable to
	Relating to Securities	Lending to Goldman	Goldman Sachs Upon
	Loaned for the	Sachs for the	Return of Securities
	Fiscal Year Ended	Fiscal Year Ended	Loaned as of
Fund	December 31, 2009	December 31, 2009	December 31, 2009

International Real Estate Securities	$19,558	$1,502	$—

Real Estate Securities	26,514	35,621	21,110,775

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2009

8. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended December 31, 2009 (in thousands):

	Number of Shares			Number of Shares	Value at
	Held Beginning	Shares	Shares	Held End	End of
Fund	of Fiscal Year	Bought	Sold	of Fiscal Year	Fiscal Year

International Real Estate Securities	3,023	140,009	(141,784)	1,248	$1,248

Real Estate Securities	86,967	519,854	(523,676)	83,145	83,145

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

	Absolute		International
	Return	Commodity	Real Estate	Real Estate
	Tracker	Strategy	Securities	Securities

Distributions paid from ordinary income	$1,439,985	$13,076,079	$42,637,311	$11,028,992

Tax return of capital	$—	$—	$1,017,687	$—

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

	Absolute		International
	Return	Commodity	Real Estate	Real Estate
	Tracker	Strategy	Securities	Securities

Distributions paid from:
Ordinary income	$—	$24,500,737	$—	$13,329,723
Net long-term capital gains	—	—	—	26,817,594

Total taxable distributions	$—	$24,500,737	$—	$40,147,317

Tax return of capital	$—	$111,934	$10,437,526	$5,797,775

GOLDMAN SACHS SELECT SATELLITE FUNDS

9. TAX INFORMATION (continued)

As of December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Absolute		International
	Return	Commodity	Real Estate	Real Estate
	Tracker	Strategy	Securities	Securities

Undistributed ordinary income — net	$6,070,616	$17,229,415	$—	$826,599
Undistributed long-term capital gains	1,955,307	—	—	—

Total undistributed earnings	$8,025,923	$17,229,415	$—	$826,599

Capital loss carryforward:[1]
Expiring 2016	$—	$(43,726,252)	$(336,773,705)	$(26,267,848)
Expiring 2017	—	(67,560,179)	(239,176,729)	(215,657,956)

Total capital loss carryforward	$—	$(111,286,431)	$(575,950,434)	$(241,925,804)

Timing differences (post-October losses/deferred REIT Income/deferred straddle losses)	(863,012)	(105,432)	(2,209,686)	(1,699,251)
Unrealized gains (losses) — net	2,327,258	32,473,973	(5,191,517)	60,678,471

Total accumulated gains (losses) — net	$9,490,169	$(61,688,475)	$(583,351,637)	$(182,119,985)

[1]	Expiration occurs on December 31 of the year indicated. The Absolute Return Tracker Fund utilized approximately $1,720,000 of capital losses in the current fiscal year.

As of December 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Absolute		International
	Return	Commodity	Real Estate	Real Estate
	Tracker	Strategy	Securities	Securities

Tax cost	$680,309,697	$420,418,710	$342,935,548	$537,389,816

Gross unrealized gain	3,050,027	35,291,246	58,268,067	68,396,946
Gross unrealized loss	(1,669,040)	(3,128,426)	(63,640,692)	(7,718,475)

Net unrealized security gain (loss)	$1,380,987	$32,162,820	$(5,372,625)	$60,678,471
Net unrealized gain on other investments	946,271	311,153	181,108	—

Net unrealized gain (loss)	$2,327,258	$32,473,973	$(5,191,517)	$60,678,471

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences related to the tax treatment of the Goldman Sachs Cayman Commodity Fund, Ltd., swap transactions, passive foreign investment companies, real estate investment trust investments and partnership investments.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable overdistributions and the difference in the tax treatment of the Goldman Sachs Cayman Commodity Fund, Ltd., foreign currency transactions, swap transactions, non-deductible organization costs, paydowns, passive foreign investment companies, partnership and real estate investment trust investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2009

9. TAX INFORMATION (continued)

			Accumulated
			Undistributed
	Paid-in	Accumulated Net	Net Investment
	Capital	Realized Gain (Loss)	Income (Loss)

Absolute Return Tracker	$(20,133)	$(5,245,893)	$5,266,026

Commodity Strategy	(127,812)	(26,811,992)	26,939,804

International Real Estate Securities	(475,133)	(16,146,858)	16,621,991

Real Estate Securities	13,413	301,986	(315,399)

10. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration — Certain Goldman Sachs Fund of Funds Portfolios and the Goldman Sachs Profit Sharing Master Trust may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios and/or the Profit Sharing Master Trust experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — The International Real Estate Securities Fund and the Real Estate Securities Fund invest primarily in securities of U.S. issuers and non-U.S. issuers, respectively, that are primarily engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through February 22, 2010, the date the financial statements were issued.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2009

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund
	For the Fiscal Year Ended		For the Period Ended
	December 31, 2009		December 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	36,824,078	$327,910,813	5,542,563	$50,387,576
Reinvestment of distributions	39,057	353,857	—	—
Shares redeemed	(6,165,014)	(55,076,995)	(658,042)	(5,794,085)

	30,698,121	273,187,675	4,884,521	44,593,491

Class C Shares
Shares sold	5,145,157	45,656,818	378,141	3,444,958
Reinvestment of distributions	2,767	24,796	—	—
Shares redeemed	(252,368)	(2,251,032)	(28,724)	(245,927)

	4,895,556	43,430,582	349,417	3,199,031

Institutional Shares
Shares sold	32,651,861	291,072,927	8,791,770	81,598,459
Reinvestment of distributions	70,187	639,585	—	—
Shares redeemed	(7,595,078)	(66,654,903)	(314,966)	(2,759,978)

	25,126,970	225,057,609	8,476,804	78,838,481

Class IR
Shares sold	191,027	1,737,218	1,000	10,000
Reinvestment of distributions	553	5,032	—	—
Shares redeemed	(11,896)	(108,185)	—	—

	179,684	1,634,065	1,000	10,000

Class R
Shares sold	2,383	21,498	1,000	10,000
Reinvestment of distributions	3	27	—	—
Shares redeemed	(5)	(44)	—	—

	2,381	21,481	1,000	10,000

NET INCREASE	60,902,712	$543,331,412	13,712,742	$126,651,003

(a)	Commenced operations on May 30, 2008.

GOLDMAN SACHS SELECT SATELLITE FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,048,373	$95,213,948	6,405,598	$77,941,591
Reinvestment of distributions	349,749	2,131,078	893,643	5,319,592
Shares redeemed	(6,788,932)	(38,345,902)	(6,962,797)	(88,236,923)

	10,609,190	58,999,124	336,444	(4,975,740)

Class C Shares
Shares sold	706,928	4,017,736	720,119	9,882,383
Reinvestment of distributions	12,459	75,604	38,883	216,478
Shares redeemed	(207,187)	(1,151,487)	(404,527)	(4,510,671)

	512,200	2,941,853	354,475	5,588,190

Institutional Shares
Shares sold	63,953,559	362,757,707	9,912,868	123,333,124
Reinvestment of distributions	1,572,126	9,500,613	2,851,789	17,537,413
Shares redeemed	(12,178,590)	(69,875,194)	(12,967,583)	(164,844,900)

	53,347,095	302,383,126	(202,926)	(23,974,363)

Class IR Shares
Shares sold	9,647	60,019	8,030	130,461
Reinvestment of distributions	226	1,383	399	2,276
Shares redeemed	(2,205)	(13,414)	(6,109)	(99,365)

	7,668	47,988	2,320	33,372

Class R Shares
Shares sold	16,464	96,088	1,125	14,425
Reinvestment of distributions	339	2,079	205	1,170
Shares redeemed	(902)	(4,841)	(539)	(4,540)

	15,901	93,326	791	11,055

NET INCREASE (DECREASE)	64,492,054	$364,465,417	491,104	$(23,317,486)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2009

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,797,557	$32,534,494	13,452,828	$115,186,616
Reinvestment of distributions	2,264,752	13,464,182	424,727	3,712,216
Shares redeemed	(11,555,756)	(59,739,549)	(44,298,306)	(346,001,213)

	(3,493,447)	(13,740,873)	(30,420,751)	(227,102,381)

Class C Shares
Shares sold	53,171	317,480	1,167,519	10,866,971
Reinvestment of distributions	69,753	413,627	6,865	59,722
Shares redeemed	(406,083)	(2,047,783)	(1,735,225)	(11,735,111)

	(283,159)	(1,316,676)	(560,841)	(808,418)

Institutional Shares
Shares sold	13,509,779	75,822,884	16,749,995	149,374,099
Reinvestment of distributions	3,999,288	23,431,748	617,426	5,396,305
Shares redeemed	(14,378,178)	(76,160,700)	(42,689,980)	(322,636,568)

	3,130,889	23,093,932	(25,322,559)	(167,866,164)

Class IR Shares
Shares sold	3	14	—	—
Reinvestment of distributions	128	759	11	91
Shares Redeemed	(3)	(14)	—	—

	128	759	11	91

NET INCREASE (DECREASE)	(645,589)	$8,037,142	(56,304,140)	$(395,776,872)

GOLDMAN SACHS SELECT SATELLITE FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,515,853	$48,896,141	6,788,483	$91,365,030
Shares converted from Class B(a)	24,397	196,457	47,340	654,604
Reinvestment of distributions	386,010	2,547,938	1,479,026	13,846,651
Shares redeemed	(8,776,641)	(63,779,127)	(13,078,235)	(159,614,746)

	(1,850,381)	(12,138,591)	(4,763,386)	(53,748,461)

Class B Shares
Shares sold	30,633	$221,338	56,868	817,743
Shares converted to Class A(a)	(24,421)	(196,457)	(47,378)	(654,604)
Reinvestment of distributions	11,290	72,640	51,589	457,409
Shares redeemed	(185,499)	(1,320,684)	(264,999)	(3,548,835)

	(167,997)	(1,223,163)	(203,920)	(2,928,287)

Class C Shares
Shares sold	195,580	1,502,855	244,329	3,407,105
Reinvestment of distributions	17,168	109,936	66,458	579,334
Shares redeemed	(264,847)	(1,968,867)	(473,676)	(6,017,917)

	(52,099)	(356,076)	(162,889)	(2,031,478)

Institutional Shares
Shares sold	15,443,647	118,743,807	11,028,963	138,331,072
Reinvestment of distributions	1,067,933	7,266,512	2,877,372	26,440,715
Shares redeemed	(10,952,178)	(84,201,453)	(10,651,327)	(127,040,072)

	5,559,402	41,808,866	3,255,008	37,731,715

Service Shares
Shares sold	435,578	3,387,771	356,876	4,541,071
Reinvestment of distributions	6,672	44,298	19,642	178,035
Shares redeemed	(414,614)	(3,212,730)	(313,902)	(4,018,819)

	27,636	219,339	62,616	700,287

Class IR Shares
Shares sold	3	19	—	—
Reinvestment of distributions	25	164	68	624
Shares redeemed	(3)	(20)	—	—

	25	163	68	624

Class R Shares
Shares sold	13,373	88,635	206	2,816
Reinvestment of distributions	325	2,129	82	714
Shares redeemed	(2,975)	(25,567)	—	—

	10,723	65,197	288	3,530

NET INCREASE (DECREASE)	3,527,309	$28,375,735	(1,812,215)	$(20,272,070)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
			Net
	Net asset		realized
	value,	Net	and	Total from	From net	From net
	beginning	investment	unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED DECEMBER 31,

2009 - A	$8.58	$(0.12)	$0.62	$0.50	$(0.01)	$(0.01)	$(0.02)
2009 - C	8.54	(0.19)	0.62	0.43	—	(0.01)	(0.01)
2009 - Institutional	8.60	(0.08)	0.62	0.54	(0.02)	(0.01)	(0.03)
2009 - IR	8.59	(0.11)	0.64	0.53	(0.02)	(0.01)	(0.03)
2009 - R	8.57	(0.14)	0.61	0.47	—	(0.01)	(0.01)

FOR THE PERIOD ENDED DECEMBER 31,

2008 - A (Commenced May 30, 2008)	10.00	0.01	(1.43)	(1.42)	—	—	—
2008 - C (Commenced May 30, 2008)	10.00	(0.03)	(1.43)	(1.46)	—	—	—
2008 - Institutional (Commenced May 30, 2008)	10.00	0.04	(1.44)	(1.40)	—	—	—
2008 - IR (Commenced May 30, 2008)	10.00	0.04	(1.45)	(1.41)	—	—	—
2008 - R (Commenced May 30, 2008)	10.00	0.01	(1.44)	(1.43)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

					Ratio of		Ratio of
Net asset		Net assets,	Ratio of		total		net investment
value,		end of	net expenses		expenses		income (loss)		Portfolio
end of	Total	period	to average		to average		to average		turnover
period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.06	5.75%	$322,502	1.60%		1.86%		(1.36)%		126%
8.96	5.01	47,012	2.35		2.61		(2.13)		126
9.11	6.28	305,992	1.20		1.46		(0.93)		126
9.09	6.15	1,642	1.35		1.61		(1.18)		126
9.03	5.46	31	1.85		2.11		(1.60)		126

8.58	(14.20)	41,900	1.60(c	)	3.58	(c)	0.08	(c)	331
8.54	(14.60)	2,985	2.35(c	)	4.33	(c)	(0.68	)(c)	331
8.60	(14.00)	72,903	1.20(c	)	3.18	(c)	0.72	(c)	331
8.59	(14.10)	9	1.35(c	)	3.33	(c)	0.98	(c)	331
8.57	(14.30)	9	1.85(c	)	3.83	(c)	0.48	(c)	331

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
				Net
	Net asset			realized
	value,	Net		and	Total from	From net		From net
	beginning	investment		unrealized	investment	investment		realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income		gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$5.40	$0.02		$0.91	$0.93	$(0.14)		$—	$(0.14)
2009 - C	5.38	(0.02)		0.90	0.88	(0.12)		—	(0.12)
2009 - Institutional	5.43	0.04		0.88	0.92	(0.16)		—	(0.16)
2009 - IR	5.40	0.05		0.90	0.95	(0.15)		—	(0.15)
2009 - R	5.40	—	(c)	0.92	0.92	(0.14)		—	(0.14)

2008 - A	12.22	0.20		(6.19)	(5.99)	(0.21	)(d)	(0.62)	(0.83)
2008 - C	12.20	0.11		(6.18)	(6.07)	(0.13	)(d)	(0.62)	(0.75)
2008 - Institutional	12.26	0.25		(6.21)	(5.96)	(0.25	)(d)	(0.62)	(0.87)
2008 - IR	12.21	0.23		(6.18)	(5.95)	(0.24	)(d)	(0.62)	(0.86)
2008 - R	12.21	0.17		(6.18)	(6.01)	(0.18	)(d)	(0.62)	(0.80)

FOR THE PERIOD ENDED DECEMBER 31,

2007 - A (Commenced March 30, 2007)	10.00	0.19		2.22	2.41	(0.19)		—	(0.19)
2007 - C (Commenced March 30, 2007)	10.00	0.13		2.22	2.35	(0.15)		—	(0.15)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.23		2.24	2.47	(0.21)		—	(0.21)
2007 - IR (Commenced November 30, 2007)	11.62	0.03		0.63	0.66	(0.07)		—	(0.07)
2007 - R (Commenced November 30, 2007)	11.62	0.02		0.64	0.66	(0.07)		—	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Includes distribution of capital of less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

					Ratio of		Ratio of
Net asset		Net assets,	Ratio of		total		net investment
value,		end of	net expenses		expenses		income (loss)		Portfolio
end of	Total	period	to average		to average		to average		turnover
period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$6.19	17.12%	$111,685	0.92%		1.04%		0.37%		116%
6.14	16.15	5,669	1.67		1.79		(0.35)		116
6.19	16.84	475,318	0.58		0.70		0.65		116
6.20	17.76	67	0.67		0.79		0.81		116
6.18	17.07	109	1.17		1.29		0.01		116

5.40	(49.23)	40,118	0.92		1.06		1.62		279
5.38	(49.66)	2,208	1.67		1.81		0.91		279
5.43	(48.96)	127,630	0.58		0.72		1.97		279
5.40	(49.14)	17	0.67		0.81		1.90		279
5.40	(49.39)	9	1.17		1.31		1.43		279

12.22	24.27	86,648	0.93	(e)	1.09	(e)	2.36	(e)	83
12.20	23.66	684	1.68	(e)	1.84	(e)	1.48	(e)	83
12.26	24.95	290,380	0.58	(e)	0.74	(e)	2.73	(e)	83
12.21	5.71	11	0.67	(e)	0.83	(e)	2.56	(e)	83
12.21	5.67	11	1.17	(e)	1.33	(e)	2.08	(e)	83

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
				Net
	Net asset			realized
	value,	Net		and	Total from	From net	From net
	beginning	investment		unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$5.14	$0.14	(c)	$1.56	$1.70	$(0.81)	$—	$(0.02)	$(0.83)
2009 - C	5.10	0.10	(c)	1.54	1.64	(0.74)	—	(0.02)	(0.76)
2009 - Institutional	5.10	0.16	(c)	1.53	1.69	(0.85)	—	(0.02)	(0.87)
2009 - IR	5.14	0.15	(c)	1.56	1.71	(0.83)	—	(0.02)	(0.85)

2008 - A	10.85	0.15		(5.77)	(5.62)	—	—	(0.09)	(0.09)
2008 - C	10.80	0.10		(5.73)	(5.63)	—	—	(0.07)	(0.07)
2008 - Institutional	10.84	0.19		(5.82)	(5.63)	—	—	(0.11)	(0.11)
2008 - IR	10.81	0.17		(5.74)	(5.57)	—	—	(0.10)	(0.10)

2007 - A	12.01	0.16		(0.44)	(0.28)	(0.84)	(0.04)	—	(0.88)
2007 - C	11.98	0.07		(0.43)	(0.36)	(0.78)	(0.04)	—	(0.82)
2007 - Institutional	12.03	0.21		(0.45)	(0.24)	(0.91)	(0.04)	—	(0.95)
2007 - IR (Commenced November 30, 2007)	12.40	0.03		(0.77)	(0.74)	(0.81)	(0.04)	—	(0.85)

FOR THE PERIOD ENDED DECEMBER 31,

2006 - A (Commenced July 31, 2006)	10.00	0.07		2.04	2.11	(0.10)	—	—	(0.10)
2006 - C (Commenced July 31, 2006)	10.00	0.06		2.01	2.07	(0.09)	—	—	(0.09)
2006 - Institutional (Commenced July 31, 2006)	10.00	0.09		2.05	2.14	(0.11)	—	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.15% of average net assets.

(d)	Annualized.

(e)	The ratio is not annualized as the Fund’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$6.01	33.46%	$128,398	1.53%		1.62%		2.48	%(c)	115%
5.98	32.47	4,370	2.28		2.37		1.79	(c)	115
5.92	33.46	206,999	1.13		1.22		2.82	(c)	115
6.00	33.74	6	1.28		1.37		2.70	(c)	115

5.14	(52.04)	127,811	1.53		1.60		1.77		96
5.10	(52.33)	5,175	2.28		2.35		1.20		96
5.10	(52.25)	162,396	1.13		1.20		2.21		96
5.14	(51.78)	5	1.28		1.35		2.11		96

10.85	(2.56)	599,660	1.54		1.58		1.24		86
10.80	(3.22)	16,999	2.29		2.33		0.56		86
10.84	(2.23)	620,012	1.14		1.18		1.64		86
10.81	(6.20)	9	1.29	(d)	1.33	(d)	0.23	(e)	86

12.01	21.14	283,571	1.53	(d)	1.76	(d)	1.55	(d)	13
11.98	20.73	833	2.28	(d)	2.51	(d)	1.19	(d)	13
12.03	21.33	347,684	1.13	(d)	1.36	(d)	1.89	(d)	13

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
			Net
	Net asset	Net	realized	Total	From	From
	value,	investment	and	from	net	net
	beginning	income	unrealized	investment	investment	realized	From	Total
Year - Share Class	of year	(loss)(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$8.25	$0.21	$1.75	$1.96	$(0.22)	$—	$—	$(0.22)
2009 - B	8.25	0.16	1.74	1.90	(0.17)	—	—	(0.17)
2009 - C	8.15	0.16	1.71	1.87	(0.18)	—	—	(0.18)
2009 - Institutional	8.34	0.25	1.75	2.00	(0.25)	—	—	(0.25)
2009 - Service	8.31	0.21	1.74	1.95	(0.21)	—	—	(0.21)
2009 - IR	8.27	0.24	1.73	1.97	(0.24)	—	—	(0.24)
2009 - R	8.25	0.20	1.73	1.93	(0.21)	—	—	(0.21)

2008 - A	15.50	0.22	(6.50)	(6.28)	(0.26)	(0.59)	(0.12)	(0.97)
2008 - B	15.51	0.11	(6.49)	(6.38)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - C	15.34	0.11	(6.42)	(6.31)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - Institutional	15.61	0.29	(6.55)	(6.26)	(0.29)	(0.59)	(0.13)	(1.01)
2008 - Service	15.59	0.23	(6.55)	(6.32)	(0.26)	(0.59)	(0.11)	(0.96)
2008 - IR	15.50	0.27	(6.50)	(6.23)	(0.29)	(0.59)	(0.12)	(1.00)
2008 - R	15.50	0.22	(6.53)	(6.31)	(0.24)	(0.59)	(0.11)	(0.94)

2007 - A	22.40	0.16	(3.61)	(3.45)	(0.31)	(3.14)	—	(3.45)
2007 - B	22.44	(0.04)	(3.58)	(3.62)	(0.17)	(3.14)	—	(3.31)
2007 - C	22.24	(0.02)	(3.56)	(3.58)	(0.18)	(3.14)	—	(3.32)
2007 - Institutional	22.51	0.25	(3.64)	(3.39)	(0.37)	(3.14)	—	(3.51)
2007 - Service	22.51	0.12	(3.62)	(3.50)	(0.28)	(3.14)	—	(3.42)
2007 - IR (Commenced November 30, 2007)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	—	(3.14)
2007 - R (Commenced November 30, 2007)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	—	(3.14)

2006 - A	18.04	0.22	5.94	6.16	(0.33)	(1.47)	—	(1.80)
2006 - B	18.10	0.05	5.97	6.02	(0.21)	(1.47)	—	(1.68)
2006 - C	17.96	0.06	5.90	5.96	(0.21)	(1.47)	—	(1.68)
2006 - Institutional	18.10	0.31	5.96	6.27	(0.39)	(1.47)	—	(1.86)
2006 - Service	18.13	0.22	5.94	6.16	(0.31)	(1.47)	—	(1.78)

2005 - A	17.29	0.25	1.93	2.18	(0.34)	(1.09)	—	(1.43)
2005 - B	17.34	0.10	1.96	2.06	(0.21)	(1.09)	—	(1.30)
2005 - C	17.22	0.12	1.93	2.05	(0.22)	(1.09)	—	(1.31)
2005 - Institutional	17.34	0.34	1.92	2.26	(0.41)	(1.09)	—	(1.50)
2005 - Service	17.37	0.27	1.91	2.18	(0.33)	(1.09)	—	(1.42)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	The ratio is not annualized as the Fund’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

			Ratio of net				Ratio of net
		Net assets,	expenses		Ratio of total		investment
Net asset		end	to		expenses		income (loss)		Portfolio
value, end	Total	of year	average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.99	25.12%	$138,409	1.44%		1.55%		2.76%		114%
9.98	24.20	4,058	2.19		2.30		2.08		114
9.84	24.09	8,192	2.19		2.30		2.08		114
10.09	25.48	356,025	1.04		1.15		3.18		114
10.05	24.84	5,589	1.54		1.65		2.73		114
10.00	25.39	7	1.19		1.30		3.07		114
9.97	24.81	116	1.69		1.80		2.44		114

8.25	(40.89)	129,634	1.44		1.51		1.60		39
8.25	(41.29)	4,742	2.19		2.26		0.81		39
8.15	(41.27)	7,208	2.19		2.26		0.90		39
8.34	(40.54)	247,916	1.04		1.11		2.19		39
8.31	(40.88)	4,389	1.54		1.61		1.72		39
8.27	(40.64)	6	1.19		1.26		2.04		39
8.25	(41.00)	7	1.69		1.76		1.76		39

15.50	(15.97)	317,274	1.45		1.49		0.71		42
15.51	(16.59)	12,074	2.20		2.24		(0.20)		42
15.34	(16.58)	16,065	2.20		2.24		(0.12)		42
15.61	(15.63)	413,030	1.05		1.09		1.12		42
15.59	(16.07)	7,262	1.55		1.59		0.53		42
15.50	(4.69)	10	1.19	(c)	1.23	(c)	(0.48	)(d)	42
15.50	(4.69)	10	1.69	(c)	1.73	(c)	(0.52	)(d)	42

22.40	34.31	442,983	1.44		1.50		1.05		30
22.44	33.33	23,799	2.19		2.25		0.24		30
22.24	33.29	25,948	2.19		2.25		0.27		30
22.51	34.86	557,831	1.04		1.10		1.47		30
22.51	34.17	12,081	1.54		1.60		1.05		30

18.04	12.83	301,360	1.44		1.53		1.42		19
18.10	12.03	21,597	2.19		2.28		0.58		19
17.96	12.03	20,020	2.19		2.28		0.65		19
18.10	13.30	348,872	1.04		1.13		1.89		19
18.13	12.76	5,778	1.54		1.64		1.49		19

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Select Satellite Funds:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Commodity Strategy Fund), including the schedules of investments (consolidated schedule of investments for Commodity Strategy Fund), and the related statements of operations (consolidated statement of operations for Commodity Strategy Fund) and of changes in net assets (consolidated statement of changes in net assets for Commodity Strategy Fund) and the financial highlights (consolidated financial highlights for Commodity Strategy Fund) present fairly, in all material respects, the financial position of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2010

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				International Real Estate Securities Fund				Real Estate Securities Fund
				Expenses				Expenses				Expenses				Expenses
				Paid for the				Paid for the				Paid for the				Paid for the
	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months
	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended
Share Class	7/01/09	12/31/09		12/31/09*	7/01/09	12/31/09		12/31/09*	7/01/09	12/31/09		12/31/09*	7/01/09	12/31/09		12/31/09*
Class A
Actual	$1,000	$1,027.60		$8.18	$1,000	$1,080.20		$4.82	$1,000	$1,219.80		$8.56	$1,000	$1,454.80		$8.91
Hypothetical 5% return	1,000	1,017.14	+	8.13	1,000	1,020.57	+	4.69	1,000	1,017.49	+	7.78	1,000	1,017.95	+	7.32

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,448.30		13.51
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,014.17	+	11.12

Class C
Actual	1,000	1,023.80		11.94	1,000	1,077.10		8.74	1,000	1,214.30		12.73	1,000	1,449.40		13.52
Hypothetical 5% return	1,000	1,013.41	+	11.88	1,000	1,016.79	+	8.49	1,000	1,013.71	+	11.57	1,000	1,014.17	+	11.12

Institutional
Actual	1,000	1,030.50		6.14	1,000	1,076.50		3.04	1,000	1,219.00		6.32	1,000	1,457.20		6.44
Hypothetical 5% return	1,000	1,019.16	+	6.11	1,000	1,022.28	+	2.96	1,000	1,019.51	+	5.75	1,000	1,019.96	+	5.30

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,452.40		9.52
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.44	+	7.83

Class IR
Actual	1,000	1,029.10		6.90	1,000	1,083.40		3.57	1,000	1,220.90		7.22	1,000	1,457.30		7.37
Hypothetical 5% return	1,000	1,018.40	+	6.87	1,000	1,021.78	+	3.47	1,000	1,018.70	+	6.56	1,000	1,019.21	+	6.06

Class R
Actual	1,000	1,025.90		9.40	1,000	1,080.00		6.13	N/A	N/A		N/A	1,000	1,452.70		10.45
Hypothetical 5% return	1,000	1,015.93	+	9.35	1,000	1,019.31	+	5.96	N/A	N/A		N/A	1,000	1,016.69	+	8.59

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Absolute Return Tracker	1.60%	N/A	2.35%	1.20%	N/A	1.35%	1.85%
Commodity Strategy	0.92	N/A	1.67	0.58	N/A	0.67	1.17
International Real Estate Securities	1.53	N/A	2.28	1.13	N/A	1.28	N/A
Real Estate Securities	1.44	2.19%	2.19	1.04	1.54%	1.19	1.69

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2009, the Trust consisted of 83 portfolios (of which 82 offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Select Satellite Funds — Tax Information (Unaudited)

For the year ended December 31, 2009, 0.12% of the dividends paid from net investment company taxable income by the Real Estate Securities Fund qualified for the dividends received deduction available to corporations.

For the 2009 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.1913 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2009 from foreign sources was 24.53%. The total amount of foreign taxes paid by the Fund was $0.0138 per share.

For the year ended December 31, 2009, 8.19%, 100% and 0.16% of the dividends paid from net investment company taxable income by the Absolute Return Tracker, International Real Estate Securities and Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended December 31, 2009, the Absolute Return Tracker Fund designates $618,900 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $789.8 billion in assets under management as of September 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.
OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[1] ■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets
Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed
Equity Fund
■ Structured International
Tax-Managed Equity Fund

■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Structured International Equity
Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[2] ■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions, Retirement Strategies or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its investment Advisory Affiliates.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses and read the prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2010 Goldman, Sachs & Co.  All rights reserved.  31772.MF.TMPL SELSATAR10 / 46.5K / 02-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,679,850	$2,137,976	Financial Statement audits. For 2008, $706,116 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$181,992	$70,222	Other attest services. For 2009, $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$685,440	$661,500	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009 and 2008, $74,833, and $71,161 represent fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes, respectively.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,259,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP (“PwC”) for the years ended December 31, 2009 and December 31, 2008 were approximately $867,432 and $731,722 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $5.8 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	March 3, 2010

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	March 3, 2010